EXHIBIT 10.1

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Deutsche Bank AG Cayman      Citigroup Global Markets   Lehman Commercial Paper
Islands Branch               Inc.                       Inc.
60 Wall Street               388 Greenwich Street       745 Seventh Avenue
New York, New York 10005     New York, New York 10013   New York, New York 10019

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Deutsche Bank                Credit Suisse First Boston Lehman Brothers Inc.
Securities Inc.              Cayman Islands Branch      745 Seventh Avenue
60 Wall Street               Eleven Madison Avenue      New York, New York 10019
New York, New York 10005     New York, New York 10010

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                                 August 28, 2005

                                COMMITMENT LETTER


Intelsat (Bermuda), Ltd.
Wellesley House North, 2nd Floor
90 Pitts Bay Road
Pembroke, HM 08
Bermuda

Ladies and Gentlemen:

     This commitment letter agreement (together with EXHIBITS A-1, A-2, B, B-1, C, C-1, D, D-1, E, E-1 and F and Schedule I hereto, this "COMMITMENT LETTER") will confirm the understanding and agreement among Deutsche Bank AG Cayman Islands Branch ("DEUTSCHE CAYMAN"), Citigroup Global Markets Inc. ("CITIGROUP", such term to include Citibank, N.A., Citicorp USA, Inc., Citicorp North America, Inc. and/or any of their affiliates as any thereof shall determine to be appropriate to provide the services contemplated herein), Credit Suisse First Boston, Cayman Islands Branch (together with its affliates, "CS") and Lehman Commercial Paper Inc. ("LCPI") (collectively, in such capacity, the "INITIAL BANKS" and, in such capacities, each a "BANK") as the initial lenders, Deutsche Bank Securities Inc. ("DBSI"), Citigroup, CS and Lehman Brothers Inc. ("LBI"), as the joint lead arrangers (collectively, in such capacity, the "LEAD ARRANGERS") and as the joint bookrunners, Citigroup as the administrative agent under the Credit Facilities referred to below (in such capacity, the "CREDIT FACILITIES ADMINISTRATIVE AGENT"), Deutsche Cayman as the administrative agent under the Interim Loans referred to below (in such capacity, the "BRIDGE FACILITIES ADMINISTRATIVE AGENT" and, together with the Credit Facilities Administrative Agent, the "ADMINISTRATIVE AGENTS"), and Intelsat (Bermuda), Ltd., a Bermuda company (the "COMPANY", "YOU" or "INTELSAT HOLDCO") in connection with the proposed financing for the acquisition of all of the equity interests in PanAmSat Holding Corporation (the "TARGET" or "PROTON HOLDCO") and refinancing certain indebtedness of the Target and its subsidiaries and your subsidiaries (the "ACQUISITION"). In connection with the Acquisition, (i) Target will make an offer to purchase certain of its Existing Proton Notes (as defined below) as required by the "change of control" provisions thereof (the "OFFERS TO PURCHASE"), (ii) Target will seek consents from the lenders under, and certain amendments to, the Existing Proton Credit Facilities (as defined below) (the "PROTON CREDIT FACILITY AMENDMENT") and (iii) the Company will seek consents from the lenders under, and certain amendments to, the Existing Intelsat Credit Facilities (as defined below) (the "INTELSAT CREDIT FACILITY AMENDMENT").

You have advised us that the total funds needed to finance the Acquisition, including fees and expenses (which are currently estimated to be approximately $250,000,000), will be approximately $3,424,000,000 (excluding approximately $3,219,040,000 of existing indebtedness of the Target and its subsidiaries that may remain outstanding and which on the Closing Date (as defined below) is expected to be comprised of (A)(1) $355,950,000(1) aggregate principal amount outstanding under the term loan A facility of PanAmSat Corporation ("PROTON OPCO"), a wholly owned subsidiary of the Target ("PROTON TERM LOAN A"), (2) $1,630,900,000(2) aggregate principal amount outstanding under the term loan B facility of Proton Opco ("PROTON TERM LOAN B" and, together with Proton Term Loan A, the "EXISTING PROTON TERM LOAN FACILITY") and (3) up to $250,000,000 in borrowings by Proton Opco under its senior revolving credit facility (the "EXISTING PROTON REVOLVING CREDIT FACILITY" and, together with the Existing Proton Term Loan Facility, the "EXISTING PROTON CREDIT FACILITIES"), (B) $150,000,000 aggregate principal amount outstanding of 6 3/8% senior secured notes due 2008 of Proton Opco (the "PROTON 6 3/8% NOTES"), (C) $125,000,000 aggregate principal amount outstanding of 6 7/8% senior secured notes due 2028 of Proton Opco (the "PROTON 6 7/8% NOTES"), (D) $657,000,000 aggregate principal amount outstanding of 9% senior notes due 2014 of Proton Opco (the "PROTON 9% NOTES"), (E) $1,190,000 aggregate principal amount outstanding of 8 1/2% Senior Notes due 2012 of Proton Opco ("PROTON 8 1/2% SENIOR NOTES" and, together with the Proton 6 3/8% Notes, the Proton 6 7/8% Notes and the Proton 9% Notes, the "EXISTING PROTON OPCO NOTES") and (F) $416,000,000 aggregate principal amount at maturity outstanding (or $299,000,000 aggregate principal amount of expected accreted value as of the Closing Date(3)) of 10 3/8% senior discount notes due 2014 of Target (the "PROTON HOLDCO 10 3/8% NOTES" or "EXISTING PROTON HOLDCO NOTES" and, together with the Existing Proton Opco Notes, the "EXISTING PROTON NOTES" and, together with the Existing Proton Credit Facilities, the "EXISTING PROTON DEBT")) and that such amounts will be funded as follows:

     (i) to the extent that the Proton Credit Facility Amendment is not obtained prior to the Closing Date on terms reasonably satisfactory to the Company, (x) borrowings by Proton Opco under a $355,950,000(40) senior term loan A facility (the "PROTON

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1    Assumes scheduled amortization (in documentation in effect on the date hereof) through to an assumed Closing Date of June 30, 2006.

2 Assumes scheduled amortization (in documentation in effect on the date hereof) through to an assumed Closing Date of June 30, 2006.

3    Assumes a Closing Date of June 30, 2006.

4 Amount required to be determined based on (1) actual Closing Date, (2) amortization schedule in documentation in effect on the date hereof and (3) the outcome of the Proton Credit Facility Amendment and resulting financing re-

                                                Footnote continued on next page.

          SENIOR TERM LOAN A FACILITY"), (y) borrowings by Proton Opco under a $1,630,900,000(5) senior term loan B facility (the "PROTON SENIOR TERM LOAN B FACILITY" and, together with the Proton Senior Term Loan A Facility, the "PROTON SENIOR TERM LOAN FACILITY") and (z) up to $250,000,000 in borrowings by Proton Opco under a $250,000,000 senior revolving credit facility (the "PROTON REVOLVING CREDIT FACILITY" and, together with the Proton Senior Term Loan Facility, the "PROTON CREDIT FACILITIES") substantially on the terms set forth in EXHIBIT A-1,

     (ii) to the extent that the Intelsat Credit Facility Amendment is not obtained prior to the Closing Date on terms reasonably satisfactory to the Company, (x) borrowings by Intelsat Opco under a $344,500,000(6) senior term loan B facility (the "INTELSAT SENIOR TERM LOAN B FACILITY") and (y) up to $300,000,000 in borrowings by Intelsat Opco under a $300,000,000 senior revolving credit facility (the "INTELSAT REVOLVING CREDIT FACILITY" and, together with the Intelsat Senior Term Loan B Facility, the "INTELSAT CREDIT FACILITIES" and, together with the Proton Credit Facilities, the "CREDIT FACILITIES") substantially on the terms set forth in EXHIBIT A-2,

     (iii) the issuance by Proton Opco of $572,900,000(7) in aggregate principal amount of senior notes (the "PROTON OPCO NOTES") or, in the event that the Proton Opco Notes are not issued and sold on or prior to the closing date of the Acquisition (the "CLOSING DATE"), the proceeds of $572,900,000(8) in senior interim loans (the "INITIAL PROTON OPCO INTERIM LOANS") substantially on the terms set forth in EXHIBIT B,

     (iv) the issuance by Proton Holdco of $721,200,000(9) in aggregate principal amount of senior notes (the "PROTON HOLDCO NOTES") or, in the event that the Proton Holdco Notes are not issued and sold on or prior to the Closing Date, the proceeds of $721,200,000(10) in senior interim loans (the "INITIAL PROTON HOLDCO INTERIM LOANS") substantially on the terms set forth in EXHIBIT C,

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Footnote continued from previous page.

     quirements with respect to the Acquisition.

5 Amount required to be determined based on (1) actual Closing Date, (2) amortization schedule in documentation in effect on the date hereof and (3) the outcome of the Proton Credit Facility Amendment and resulting financing requirements with respect to the Acquisition.

6 Amount required to be determined based on (1) actual Closing Date, (2) amortization schedule in documentation in effect on the date hereof and (3) the outcome of the Intelsat Credit Facility Amendment and resulting financing requirements with respect to the Acquisition.

7 Amount required to be determined based on actual Closing Date and in accordance with Section 1(g).

8 Amount required to be determined based on actual Closing Date and in accordance with Section 1(g).

9 Amount required to be determined based on actual Closing Date and in accordance with Section 1(g).

10 Amount required to be determined based on actual Closing Date and in accordance with Section 1(g).

     (v) to the extent the Offers to Purchase are accepted by the holders of the Proton 9% Notes, the issuance by Proton Opco of up to an additional $663,570,000 (which includes the applicable 1% premium payable upon a change of control) in aggregate principal amount of senior notes (the "STANDBY PROTON OPCO NOTES") or, in the event that the Standby Proton Opco Notes are not issued and sold prior to the date on which such Offers to Purchase are consummated, the proceeds of up to an additional $663,570,000 in senior interim loans (the "STANDBY PROTON OPCO INTERIM LOANS" and, together with the Initial Proton Opco Interim Loans, the "PROTON OPCO INTERIM LOANS") substantially on the terms set forth in EXHIBIT B,

     (vi) to the extent the Offers to Purchase are accepted by the holders of the Proton Holdco 10 3/8% Notes, the issuance by Proton Holdco of up to an additional $301,990,000(11) in aggregate principal amount (at initial issuance) of senior notes (the "STANDBY PROTON HOLDCO NOTES" and, together with the Standby Proton Opco Notes, the Proton Opco Notes and the Proton Holdco Notes, the "PROTON NOTES") or, in the event that the Standby Proton Holdco Notes are not issued and sold prior to the date on which such Offers to Purchase are consummated, the proceeds of up to an additional $301,990,000(12) in senior interim loans (the "STANDBY PROTON HOLDCO INTERIM LOANS" and, together with the Initial Proton Holdco Interim Loans, the "PROTON HOLDCO INTERIM LOANS") (the Proton Opco Interim Loans and the Proton Holdco Interim Loans, together, the "PROTON INTERIM LOANS") substantially on the terms set forth in EXHIBIT C,

     (vii) the issuance by Intelsat Subsidiary Holding Company Ltd., a wholly owned subsidiary of the Company ("INTELSAT OPCO"), of up to $557,000,000(13) in aggregate principal amount of senior notes (the "INTELSAT OPCO NOTES") (of which up to $357,000,000(14) may be issued by Intelsat Holdco and be guaranteed on a senior basis by Intelsat Opco and its direct and indirect subsidiaries that guarantee the existing floating rate senior notes due 2012 (the "INTELSAT OPCO FLOATING RATE NOTES"), the existing 8 1/4% senior notes due 2013 (the "INTELSAT OPCO 8 1/4% Notes") and the existing 8 5/8% senior notes due 2015 (the "INTELSAT OPCO 8 5/8% NOTES" and, together with the Intelsat Opco Floating Rate Notes and the Intelsat Opco 8 1/4% Notes, the "EXISTING INTELSAT OPCO NOTES")) or, in the event that the Intelsat Opco Notes are not issued and sold on the Closing Date, the proceeds of $557,000,000(15) in senior interim loans (the "INTELSAT OPCO INTERIM LOANS") of

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11   Amount required to be determined based on 101% of expected accreted value of the Proton Holdco 10 3/8% Notes on the Closing Date; amount stated assumes a Closing Date of June 30, 2006.

12 Amount required to be determined based on 101% of expected accreted value of the Proton Holdco 10 3/8% Notes on the Closing Date; amount stated assumes a Closing Date of June 30, 2006.

13 Amount required to be determined based on actual Closing Date and in accordance with Section 1(g).

14 Amount required to be determined based on actual Closing Date and in accordance with Section 1(g).

15 Amount required to be determined based on actual Closing Date and in accordance with Section 1(g).

          which up to $357,000,000(16) may be borrowed by Intelsat Holdco and be guaranteed on the same basis as the Existing Intelsat Opco Notes, substantially on the terms set forth in EXHIBIT D,

   (viii) the issuance by Intelsat Holdco of up to $1,415,500,000(17) in aggregate principal amount of senior notes (the "INTELSAT HOLDCO NOTES" and, together with the Intelsat Opco Notes, the "INTELSAT NOTES" and, together with Proton Notes, the "NOTES") or, in the event that the Intelsat Holdco Notes are not issued and sold on the Closing Date, the proceeds of $1,415,500,000(18) in senior interim loans (the "INTELSAT HOLDCO INTERIM LOANS" and, together with the Intelsat Opco Interim Loans, the "INTELSAT INTERIM LOANS", and the Intelsat Interim Loans together with Proton Interim Loans, the "INTERIM LOANS", and the Interim Loans together with any borrowings under the Proton Credit Facilities and the Intelsat Credit Facilities, the "LOANS'), substantially on the terms set forth in EXHIBIT E, and

     (ix) the use of cash on hand of Proton Holdco and its subsidiaries in the amount of approximately $62,200,000 and the use of cash on hand of Intelsat Holdco and its subsidiaries in the amount of approximately $95,200,000.

     Immediately following the Acquisition, neither the Company nor any of its subsidiaries will have any equity or material debt outstanding except (i) equity held, directly or indirectly, by Intelsat Holdings Limited, an entity wholly owned by investment funds (collectively, the "INVESTORS") advised by Apax Partners Europe Managers, Ltd., Apax Partners, Inc., Apollo Management V, L.P., Madison Dearborn Partners, LLC and Permira Advisers, LLC (collectively, the "SPONSORS") and management of Intelsat, Ltd. ("INTELSAT") and its subsidiaries,
(ii) the new financings described in the preceding paragraph, (iii) Intelsat Opco's Existing Intelsat Opco Notes, (iv) the existing 9 1/4% senior discount notes due 2015, the obligor of which, prior to the Acquisition, shall have been Intelsat Holdco (the "EXISTING INTELSAT HOLDCO NOTES"), (v) Intelsat Opco's senior credit facility (the "EXISTING INTELSAT CREDIT FACILITIES") dated as of January 28, 2005, (vi) certain capital leases in an aggregate amount of approximately $20,500,000(19), (vii) certain notes payable in an aggregate amount of approximately $20,000,000, (viii) to the extent not refinanced as provided in the preceding paragraph, the Existing Proton Debt, (ix) debt for borrowed money incurred in the ordinary course of business consistent with past practice, (x) renewals and refinancings of indebtedness and debt facilities existing on the date of this Commitment Letter, (xi) directors' qualifying shares, (xii) equity interests in subsidiaries and in joint ventures held by third parties on the date of this Commitment Letter, (xiii) intercompany debt and/or equity and

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16   Amount required to be determined based on actual Closing Date and in accordance with Section 1(g).

17 Amount required to be determined based on actual Closing Date and in accordance with Section 1(g), and subject to reduction by the net proceeds received in connection with permitted asset sales on or prior to the Closing Date.

18 Amount required to be determined based on actual Closing Date and in accordance with Section 1(g), and subject to reduction by the net proceeds received in connection with permitted asset sales on or prior to the Closing Date.

19 Assumes scheduled amortization (in documentation in effect on the date hereof) through to an assumed Closing Date of June 30, 2006.

(xiv) other debt satisfactory to the Lead Arrangers. Immediately following the Acquisition, Intelsat will have outstanding its existing 5 1/4% senior notes due 2008, 7 5/8% senior notes due 2012 and 6 1/2% senior notes due 2013 (the "EXISTING INTELSAT NOTES").

        A summary of the Acquisition structure is attached as Schedule I.

1.      THE COMMITMENTS.

     (a) You have requested (i) that the Banks commit to provide the entire amount of the Credit Facilities (the Banks, collectively with each other entity that becomes a lender under the Credit Facilities, the "SENIOR LENDERS") and
(ii) that the Banks commit to provide the entire amount of the Interim Loans (the Banks, collectively with each other entity that becomes a lender in respect of the Interim Loans, the "INTERIM LENDERS"; the Interim Lenders and the Senior Lenders being referred to herein collectively as the "LENDERS").

     (b) Based on the foregoing, each Bank, severally and not jointly, is pleased to confirm by this Commitment Letter its commitment to you (the "SENIOR LOAN COMMITMENT") to provide or cause one of its affiliates to provide the amount of the Credit Facilities upon the terms and subject to the conditions set forth in this Commitment Letter, including the respective Summary of Terms of Credit Facilities attached hereto as EXHIBIT A-1 and EXHIBIT A-2 (the "CREDIT FACILITIES TERM SHEET"), as set forth (and based on such Bank's applicable percentage of the applicable Commitments as set forth) in Schedule II.

     (c) Based on the foregoing, each Bank, severally and not jointly, is pleased to confirm by this Commitment Letter its commitment to you (the "INTERIM LOAN COMMITMENT"; and together with the Senior Loan Commitment, the "COMMITMENTS") to provide or cause one of its affiliates to provide the amount of the Interim Loans upon the terms and subject to the conditions set forth in this Commitment Letter, including the respective Summary of Terms of Interim Loans attached hereto as EXHIBIT B, C, D and E (collectively, the "INTERIM LOANS TERM SHEET"), as set forth (and based on such Bank's applicable percentage of the applicable Commitments as set forth) in Schedule II. You agree that if any three of the four Lead Arrangers (the "REQUISITE LEAD ARRANGERS") determine in their sole discretion that it would be advisable to structure the Interim Loans as securities to facilitate syndication of the Interim Loan Commitment, the documentation contemplated by this Commitment Letter will be appropriately modified to provide for an issuance of senior interim notes having terms as nearly identical as practicable to those of the Interim Loans.

     (d) The Company shall have the right, at any time until 60 days after the date this Commitment Letter and the Fee Letter are executed and delivered by you, to select additional financial institutions reasonably acceptable to the Lead Arrangers that, by executing a counterpart to this Commitment Letter, shall become a Bank for all purposes hereunder (all such Banks, the "ADDITIONAL BANKS"). Each Initial Bank's Commitment (and any Commitment held by any and all Lenders to which each Initial Bank assigns a portion of its Commitment prior to the occurrence of the Closing Date) shall be reduced PRO RATA by the aggregate amount of Commitments held by the Additional Banks.

     (e) It is agreed that DBSI, Citigroup, CS and LBI will act as the joint lead arrangers for the Credit Facilities and the Interim Loans, that Citigroup will act as the sole and exclusive Credit Facilities Administrative Agent for the Credit Facilities and that Deutsche Cayman (or one of its affiliates) will act as the sole and exclusive Bridge Facilities Administrative Agent for the Interim Loans. Each of the Lead Arrangers, the Administrative Agents and the Banks will perform the duties and exercise the authority customarily performed and exercised by it in its respective role. The Company may appoint additional co-agents reasonably acceptable to the Lead Arrangers. The Company agrees that no compensation (other than that expressly contemplated by this Commitment Letter or the Fee Letter referred to below) will be paid in connection with the Credit Facilities or the Interim Loans unless you and we shall so agree.

     (f) The commitments and agreements of the Banks, the Lead Arrangers and the Administrative Agents described herein are subject to the negotiation, execution and delivery of definitive documentation with respect to the Credit Facilities and the Interim Loans, the terms and conditions of which shall be consistent with the terms set forth in this Commitment Letter, including the funding conditions attached hereto as EXHIBIT F, and in a form reasonably satisfactory to the applicable Administrative Agent and the Banks (the "CREDIT DOCUMENTATION"), it being understood that there shall be no conditions to closing or the initial funding other than conditions expressly set forth in this Commitment Letter, and the Banks agree to provide Credit Documentation, including financial covenants, in such form that the terms thereof do not impair availability of the Credit Facilities and the Interim Loans on the Closing Date or result in an immediate or likely default thereunder at or immediately after the Closing Date. Those matters with respect to the Credit Facilities and the Interim Loans that are not covered by the provisions hereof or of the applicable Term Sheet shall be consistent with the applicable Term Sheet and shall be subject to the approval and agreement of the Banks, the Lead Arrangers and the Company.

     (g) Notwithstanding anything set forth in this Commitment Letter to the contrary, the Company shall have the right, after consulting with the Banks, and if required in order to ensure compliance with applicable requirements of covenants in indentures and credit facilities in the form of those in effect on the date hereof and on and immediately after the Closing Date (including restricted payments and debt incurrence provisions), to re-allocate Commitments for Interim Loans among the Intelsat Opco Interim Loans, the Intelsat Holdco Interim Loans, the Proton Opco Interim Loans and the Proton Holdco Interim Loans; provided, however, that the aggregate Commitments in respect of Interim Loans are not increased.

     2. FEES AND EXPENSES. In consideration of the execution and delivery of this Commitment Letter by the Banks, the Lead Arrangers and the Administrative Agents, you agree to pay the fees and expenses as required by the terms and conditions of the fee letter dated the date hereof (the "FEE LETTER") as and when payable in accordance with the terms thereof.

     3. INDEMNIFICATION. The Company hereby agrees to indemnify and hold harmless each of the Banks, the Lead Arrangers, the other Lenders, the Administrative Agents and each of their respective affiliates, successors and assigns and each of their respective officers, directors, employees, advisors, controlling persons, members and agents (each, an "INDEMNIFIED PERSON") from and against any and all losses, claims, damages and liabilities to which any such indemnified person may become subject arising out of or in connection with any claim, litigation, inves-tigation or proceeding arising out of or in connection with this Commitment Letter, the Credit Facilities, the Interim Loans, the Extended Term Loans (as defined in the respective Interim Loans Term Sheet) and the Exchange Notes (as defined in the respective Summary of Terms of Extended Loans and Exchange Notes), or the use of the proceeds therefrom, regardless of whether any indemnified person is a party thereto, and to reimburse each indemnified person within 30 days of receipt of written demand for all reasonable legal and other out-of-pocket expenses incurred by it in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any lawsuit, investigation, claim or other proceeding relating to any of the foregoing (including, without limitation, in connection with the enforcement of the indemnification obligations set forth herein); PROVIDED, HOWEVER, that no indemnified person shall be entitled to indemnity hereunder in respect of any loss, claim, damage, liability or expense to the extent that such loss, claim, damage, liability or expense resulted directly from the gross negligence or willful misconduct of such indemnified person (as determined by a court of competent jurisdiction in a final, nonappealable judgment). None of the Banks or any other indemnified person shall be responsible or liable to you or any other person or entity for
(x) any determination made by it pursuant to this Commitment Letter in the absence of gross negligence or willful misconduct on the part of such person (as determined by a court of competent jurisdiction in a final and nonappealable judgment), (y) any indirect, special, punitive or consequential damages (including, without limitation, any loss of profits, business or anticipated savings) which may be alleged as a result of this Commitment Letter or the financing contemplated hereby or (z) any damages arising from the unauthorized use by others of information or other materials through electronic, telecommunications or other electronic transmission systems unless such unauthorized use resulted from the gross negligence or willful misconduct of such Bank or other indemnified person. If, for any reason, the foregoing indemnification is unavailable to any indemnified person entitled to indemnity, then the Company shall contribute to the amount paid or payable by each indemnified person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and the indemnified person, on the other hand, in connection with the matters contemplated hereby as well as the relative fault of the Company, on the one hand, and the indemnified person, on the other hand, with respect to such loss, claim, damage or liability and any other relevant equitable considerations; PROVIDED, HOWEVER, that the Banks and the Lead Arrangers shall not be required to contribute an amount in excess of any fees actually received by them pursuant to this Commitment Letter or the Fee Letter.

     4. EXPIRATION OF COMMITMENT. The Senior Loan Commitment and the Interim Loan Commitments shall expire at 5:00 p.m., New York City time, on Friday, September 9, 2005 unless at or prior to such time you shall previously have executed and returned to the Lead Arrangers a copy of this Commitment Letter and the Fee Letter. If you do so execute and deliver to the Lead Arrangers this Commitment Letter and the Fee Letter, the Banks agree to hold their Commitments available for you until the earliest of (i) the termination of the Merger Agreement (as defined in EXHIBIT F), (ii) the consummation of the Acquisition without the funding of the Credit Facilities and the Interim Loans or the Notes, as the case may be, and (iii) 5:00 p.m., New York City time, on the date that is 455 days after the date this Commitment Letter and the Fee Letter are executed and delivered by you as provided above (the "COMMITMENT TERMINATION DATE").

     5. CONFIDENTIALITY.

     (a) This Commitment Letter and the Fee Letter and the terms and conditions contained herein and therein shall not be disclosed by the Company to any person or entity (other than on a confidential basis to the Sponsors and the Sponsors' and the Company's officers, directors, employees, accountants, attorneys and other advisors, and then only on a confidential and "need to know" basis in connection with the transactions contemplated hereby). Notwithstanding the foregoing, (i) you may disclose this Commitment Letter (but not the Fee Letter) to Target and the holders of Target's equity interests and their respective officers, directors, employees, accountants, attorneys and other legal advisors on a confidential and "need to know" basis in connection with the Acquisition,
(ii) you and Target may disclose the Exhibits to this Commitment Letter to the rating agencies, (iii) you and Target may file a copy of this Commitment Letter (but not the Fee Letter) in any public record in which it is required by law to be filed, and (iv) you and Target may make such other public disclosures of the terms and conditions hereof as you or Target is required by a judicial or administrative proceeding or as otherwise required by law or regulation to make.

     (b) Consistent with the Lead Arrangers', the Administrative Agents' and each Bank's policy to hold in confidence the affairs of its clients, neither the Lead Arrangers, the Administrative Agents nor any Bank shall furnish confidential information obtained directly or indirectly from the Sponsors, the Company, Target or their affiliates to any of its other clients. Furthermore, the Lead Arrangers, the Administrative Agents and the Banks will not use in connection with the transactions contemplated hereby, or furnish to you or Target, confidential information obtained by such Lead Arranger or Bank from any other person.

     (c) You acknowledge that each Bank may share with any of its affiliates, and such affiliates may share with such Bank (subject to the confidentiality provisions contained herein), any information related to you or your affiliates, Target and its affiliates (including information relating to creditworthiness) or the transactions contemplated hereby, in each case in connection only with the financing contemplated hereby.

     6. REPRESENTATIONS AND WARRANTIES

     (a) You represent and warrant that (i) all information (other than financial projections), taken as a whole, that has been or will hereafter be made available to the Lead Arrangers, the Banks, any Lender or any potential Lender by or on behalf of you or any of your representatives in connection with the transactions contemplated hereby is and will, to your knowledge, be correct in all material respects and does not and will not, to your knowledge, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements were or are made and (ii) all financial projections, if any, that have been or will be prepared by or on behalf of you or any of your representatives and made available to the Lead Arrangers, the Banks, any Lender or any potential Lender have been or will be prepared in good faith based upon assumptions that are believed to be reasonable at the time made. If, at any time from the date hereof until the execution and delivery of the Credit Documentation, any of the representations and warranties in the preceding sentence would be incorrect if the information or financial projections were being furnished, and such representations and warranties were being made, at such time, then you will promptly supplement the information and the financial projections so that such representations and warranties will be correct under those circumstances.

     (b) In issuing this Commitment Letter and in arranging the facilities contemplated hereby (the "FACILITIES"), including the syndications of the Facilities, the Banks will be entitled to use, and to rely on the accuracy of, the information furnished to them by or on behalf of you or any of your representatives without responsibility for independent verification thereof.

     7. ASSIGNMENT AND SYNDICATION.

     (a) The parties hereto agree that the Banks and the Lead Arrangers shall have the right, in consultation with you, to syndicate the Commitments to a group of financial institutions or other investors identified by us; PROVIDED that (1) the Banks, Lenders and Lead Arrangers agree not to syndicate the Commitments to certain financial institutions to be specified by the Company in a separate letter delivered to the Banks prior to acceptance hereof (the "DISQUALIFIED LENDERS"), (2) not more than 49% of each Initial Bank's and Additional Bank's respective initial Interim Loan Commitment (as adjusted to give effect to the provisions of Section 1(d) above, and subject to the proviso at the end of this Section 7(a)) may be syndicated prior to the occurrence of the Closing Date, and (3) any and all Lenders to which any Initial Bank assigns a portion of its Commitment prior to the occurrence of the Closing Date shall take assignment subject to the terms and conditions of Section 1(d) above and clause (1) above and to the proviso at the end of this Section 7(a). The Lead Arrangers, in consultation with you, shall manage all aspects of any such syndication, including decisions as to the selection of institutions to be approached and when they will be approached, the acceptance of commitments, the amounts offered, the amounts allocated and the compensation provided; PROVIDED that upon any such syndication, each Initial Bank and any Additional Bank shall have the right, but not the obligation, to reduce its Commitments on a pro rata basis. Each Bank and Lead Arranger agrees to cooperate with Deutsche Cayman, CS and each other applicable syndication agent under the Facilities in leading a coordinated syndication. In connection with any syndication of all or a portion of the Commitments, the rights and obligations of each of the Banks hereunder may be assigned, in whole or in part, as provided above, and upon such assignment with the written consent of the Company (such consent not to be unreasonably withheld or delayed) and the delivery by such new Lender of a commitment to you on the same terms as set forth herein, such Bank shall be relieved and novated hereunder from the obligations of such Bank with respect to any portion of its Commitment that has been so assigned; PROVIDED that, notwithstanding any other provision of this Commitment Letter, neither any Initial Bank nor any Additional Bank shall, except with the written consent of the Company, be so relieved and novated hereunder in any connection with any such assignment until after the Closing Date (except, in the case of any Initial Bank, to the extent such assignment is to an Additional Bank) and, unless the Company otherwise agrees in writing, each Initial Bank and any Additional Bank shall retain exclusive control over all rights and obligations with respect to its initial Commitment (except in the case of any Initial Bank, to the extent ceded to an Additional Bank), including all rights with respect to consents, modifications and amendments, until the Closing Date has occurred and the extensions of credit to be made on such date as contemplated hereby have been made.

     (b) The Company shall, and shall use commercially reasonable best efforts to the extent practicable and appropriate to cause Target to, take all actions that the Lead Arrangers may reasonably request to assist them in forming a syndicate acceptable to the Lead Arrangers and the Company. Such assistance in forming such syndicate shall include but not be limited to: (i) making senior management, representatives and advisors of the Company and (using your commercially reasonable best efforts and to the extent practicable and appropriate) Target available to participate in informational meetings with potential Lenders at such times and places as the Lead Arrangers may reasonably request and to rehearse for such meetings; (ii) using your commercially reasonable best efforts to ensure that the syndication effort benefits from the Sponsors' and, to the extent practicable and appropriate, the Company's and Target's existing lending relationships; (iii) assisting (including using your commercially reasonable best efforts to cause your affiliates and advisors and, to the extent practicable and appropriate, the Company and Target and their affiliates and advisors to assist) in the preparation of a confidential information memorandum conforming to market standards as reasonably determined by the Lead Arrangers for each Facility and other marketing materials to be used in connection with the syndication; and (iv) promptly providing the Lead Arrangers with all available information reasonably deemed necessary by them to successfully complete the syndication. You also agree that, at your expense, you will work with the Lead Arrangers and the Banks to procure a rating for the Credit Facilities, the Interim Loans and/or the Notes by Moody's Investors Service, Inc. ("MOODY'S") and Standard & Poor's Ratings Group ("S&P").

     (c) To ensure an orderly and effective syndication of the Loans and Commitments, you agree that, from the date hereof until the earlier of the termination of the syndication as reasonably determined by the Requisite Lead Arrangers and 45 days following the Closing Date, you will not, and will not permit any of your affiliates to, syndicate or issue, attempt to syndicate or issue, announce or authorize the announcement of the syndication or issuance of, or engage in discussions concerning the syndication or issuance of, any debt facility or debt of the Company or any of its subsidiaries or, subject to exceptions to be agreed upon, preferred equity security of the Company or any of its subsidiaries (other than the indebtedness contemplated hereby including, without limitation, the Interim Loans and/or Notes, and other than any renewals or refinancings of any indebtedness or debt facility existing on the date of this Commitment Letter), without the prior written consent of the Lead Arrangers.

     8. SURVIVAL. The provisions of this Commitment Letter relating to fees, expenses, indemnification, contribution and confidentiality and the provisions of Section 9 below will survive the expiration or termination of any commitment hereunder or this Commitment Letter (including any extensions) and the execution and delivery of definitive financing documentation; PROVIDED that the provisions hereof relating to the payment of fees and expenses, indemnification and contribution will be superseded on the Closing Date to the extent replaced by the provisions of the definitive documentation relating to the financing contemplated hereby.

     9. TARGET TO BECOME A PARTY. The Company hereby agrees to cause Target (and each of the applicable guarantors (as described in the applicable Term Sheet)) to become jointly and severally liable, effective upon the closing of the Acquisition, for any and all liabilities and obligations of the Company relating to or arising out of any of the Company's duties, responsibilities and obligations hereunder.

     10. CHOICE OF LAW; JURISDICTION; WAIVERS. This Commitment Letter shall be governed by and construed in accordance with the law of the State of New York. To the fullest extent permitted by applicable law, the parties hereto hereby irrevocably submit to the nonexclusive jurisdiction of any New York State court or Federal court sitting in the County of New York in respect of any suit, action or proceeding arising out of or relating to the provisions of this Commitment Letter or the Fee Letter and irrevocably agree that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court. The parties hereto hereby waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The parties hereto hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any action or proceeding arising out of or relating to this Commitment Letter or the Fee Letter.

     11. MISCELLANEOUS.

     (a) This Commitment Letter may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Commitment Letter by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     (b) The Company may not assign any of its rights, or be relieved of any of its obligations, without the prior written consent of each of the Banks and the Lead Arrangers, provided that no such consent shall be required for any merger, amalgamation or consolidation of the Company into or with a subsidiary of Intelsat (or any successor thereto), the purpose of which is to facilitate the Company's incorporation in a state of the United States of America or the District of Columbia.

     (c) This Commitment Letter sets forth the entire understanding of the parties hereto as to the scope of the Commitments and the obligations of the Banks and the Lead Arrangers hereunder. This Commitment Letter shall supersede all prior understandings and proposals, whether written or oral, between the Banks and the Lead Arrangers and you relating to any financing or the transactions contemplated hereby. This Commitment Letter shall be in addition to the agreements of the parties contained in the Fee Letter.

     (d) This Commitment Letter has been and is made solely for the benefit of the parties hereto, the indemnified persons and, solely with respect to Section 5, Target, and its successors and assigns, and nothing in this Commitment Letter, expressed or implied, is intended to confer or does confer on any other person or entity any rights or remedies under or by reason of this Commitment Letter or the agreements of the parties contained herein or may be relied upon or enforced by any other person. This Commitment Letter is not intended to create a fiduciary relationship among the parties hereto.

     (e) This Commitment Letter and the Fee Letter may not be amended or waived except by an instrument in writing signed by each party hereto or thereto.

     (f) You agree to provide us, prior to the Closing Date, with all documentation and other information required by bank regulatory authorities under applicable "know your customer" and Anti-Money Laundering rules and regulations, including, without limitation, the USA Patriot Act.

     (g) The Banks reserve the right to employ the services of their affiliates in providing services contemplated by this letter and to allocate, in whole or in part, to their affiliates certain fees payable to the Banks in such manner as each Bank and its affiliates may agree in their sole discretion. You also agree that each Bank may at any time and from time to time assign all or any portion of its commitments hereunder to one or more of its affiliates. You acknowledge that the Lenders and the Lead Arrangers may be (or may be affiliated with) full service financial firms and as such from time to time may effect transactions for their own account or the account of customers, and hold long or short positions in debt or equity securities or loans of companies that may be the subject of the transactions contemplated by this Commitment Letter. You hereby waive and release, to the fullest extent permitted by law, any claims you have with respect to any conflict of interest arising from such transactions, activities, investments or holdings, or arising from the failure of the Banks, the Lead Arrangers or one or more Lenders or any of their respective affiliates to bring such transactions, activities, investments or holdings to your attention.

     (h) For purposes of this Commitment Letter, "we" and "us" and similar references shall include any of our affiliates that the undersigned determine to be appropriate to provide the services contemplated herein.

     If you are in agreement with the foregoing, kindly sign and return to us the enclosed copy of this Commitment Letter.

                                                   Very truly yours,

                            [SIGNATURE PAGES FOLLOW]

                                        DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH



                                        By: /s/ Stephen Cayer
                                           -------------------------------------
                                        Name: Stephen Cayer
                                        Title: Director


                                        By: /s/ David Mayhew
                                           -------------------------------------
                                        Name: David Mayhew
                                        Title: Managing Director


                                        DEUTSCHE BANK SECURITIES INC.


                                        By: /s/ Jamie L. Lewis
                                           -------------------------------------
                                        Name: Jamie L. Lewis
                                        Title: Vice President


                                        By: /s/ Catherine A. Madigan
                                           -------------------------------------
                                        Name: Catherine A. Madigan
                                        Title: Managing Director


                      SIGNATURE PAGE TO COMMITMENT LETTER

                                        CITIGROUP GLOBAL MARKETS INC.


                                        By: /s/ Kevin M. Sisson
                                           -------------------------------------
                                        Name: Kevin M. Sisson
                                        Title: Managing Director


                     SIGNATURE PAGE TO COMMITMENT LETTER

                                        CREDIT SUISSE FIRST BOSTON,
                                        CAYMAN ISLANDS BRANCH


                                        By: /s/ Robert Hetu
                                           -------------------------------------
                                        Name: Robert Hetu
                                        Title: Director


                                        By: /s/ Barry Zamore
                                           -------------------------------------
                                        Name: Barry Zamore
                                        Title: Managing Director



                     SIGNATURE PAGE TO COMMITMENT LETTER

                                        LEHMAN COMMERCIAL PAPER INC.


                                        By: /s/ Jeff Ogden
                                           -------------------------------------
                                        Name: Jeff Ogden
                                        Title: Managing Director



                                        LEHMAN BROTHERS INC.



                                        By: /s/ Alex Sade
                                           -------------------------------------
                                        Name: Alex Sade
                                        Title: Managing Director





                     SIGNATURE PAGE TO COMMITMENT LETTER

Accepted and agreed to as
of the date first above written:

INTELSAT (BERMUDA), LTD.


By:  /s/ Phillip L. Spector
     -------------------------------
Name: Phillip L. Spector
Title: Assistant Secretary



                     SIGNATURE PAGE TO COMMITMENT LETTER

                                   SCHEDULE I


The Acquisition shall be consummated in a manner substantially similar to the following:

1. Intelsat Holdco and a newly created subsidiary of Intelsat Holdco ("MERGER SUB") enter into the Merger Agreement which will provide, among other things, for the purchase of all of the equity interests in Proton Holdco.

2. Intelsat Holdco creates a new direct wholly owned subsidiary ("INTELSAT INTERMEDIATE HOLDCO").

3. Intelsat Holdco drops its assets (the stock of Intelsat Sub Holdco) and its liabilities (the Existing Intelsat Holdco Notes) down to Intelsat Intermediate Holdco (in a manner similar to the steps taken in connection with the issuance of the Existing Intelsat Holdco Notes).

4. On the Closing Date, Merger Sub merges with Proton Holdco, with Proton Holdco continuing as the surviving corporation. Proceeds from borrowings, debt issuances and cash on hand are used to fund the merger consideration which will be paid to the holders of the common stock of Proton Holdco and to purchase other equity interests in Proton Holdco.

                                  SCHEDULE II

                                  COMMITMENTS*



--------------------------------------------------------------------------------------------------

                                              PERCENTAGE COMMITMENT


                                                                                         TOTAL
          FACILITY                                                                    COMMITMENTS
----------------------------- ------------------------------------------------------- -------------
                                DEUTSCHE     CITIGROUP         CS           LCPI
                                 CAYMAN
----------------------------- ------------- ------------- ------------- ------------- -------------

------------ ---------------- ------------- ------------- ------------- ------------- -------------
Proton       Senior Term          25%           25%           25%           25%       $355,950,000
Credit       Loan A Facility
Facilities
------------ ---------------- ------------- ------------- ------------- ------------- -------------
             Senior Term          25%           25%           25%           25%       $1,630,900,000
             Loan B Facility
------------ ---------------- ------------- ------------- ------------- ------------- -------------
             Revolving            25%           25%           25%           25%       $250,000,000
             Credit Facility
------------ ---------------- ------------- ------------- ------------- ------------- -------------
Intelsat     Senior Term          25%           25%           25%           25%       $344,500,000
Credit       Loan B Facility
Facilities
------------ ---------------- ------------- ------------- ------------- ------------- -------------
             Revolving            25%           25%           25%           25%       $300,000,000
             Credit Facility
------------ ---------------- ------------- ------------- ------------- ------------- -------------
Proton       Initial Proton       25%           25%           25%           25%       $572,900,000
Interim      Opco Interim
Loans        Loans
------------ ---------------- ------------- ------------- ------------- ------------- -------------
             Standby Proton       25%           25%           25%           25%       $663,570,000
             Opco Interim
             Loans
------------ ---------------- ------------- ------------- ------------- ------------- -------------
             Initial Proton       25%           25%           25%           25%       $721,200,000
             Holdco Interim
             Loans
------------ ---------------- ------------- ------------- ------------- ------------- -------------
             Standby Proton       25%           25%           25%           25%       $301,990,000
             Holdco Interim
             Loans
------------ ---------------- ------------- ------------- ------------- ------------- -------------
Intelsat     Intelsat Opco        25%           25%           25%           25%       $557,000,000
Interim      Interim Loans
Loans        (including
             Interim Loans
             borrowed by
             Intelsat
             Holdco and
             guaranteed by
             Intelsat Opco)
------------ ---------------- ------------- ------------- ------------- ------------- --------------
             Intelsat             25%           25%           25%           25%       $1,415,500,000
             Holdco Interim
             Loans
------------ ---------------- ------------- ------------- ------------- ------------- -------------

                                                                              TOTAL:  $7,113,510,000


----------
* Actual amounts to be determined as provided in the Commitment Letter.

                        EXHIBIT A-1 TO COMMITMENT LETTER

                  SUMMARY OF TERMS OF PROTON CREDIT FACILITIES

     SET FORTH BELOW IS A SUMMARY OF THE MATERIAL TERMS OF THE NEW PROTON CREDIT FACILITIES. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS SET FORTH IN THE COMMITMENT LETTER TO WHICH THIS SUMMARY OF TERMS IS ATTACHED AND OF WHICH IT FORMS A PART.


I.      PARTIES

        BORROWER............................   The Borrower shall be Proton Opco, a
                                               wholly owned subsidiary of Proton Holdco.

        GUARANTORS..........................   Each of the guarantors under the
                                               Existing Proton Credit Facilities
                                               (the "GUARANTORS"; the Borrower and
                                               the Guarantors, each a "CREDIT PARTY"
                                               and collectively, the "CREDIT
                                               PARTIES"). Certain subsidiaries may
                                               be designated and treated as
                                               "Unrestricted" on terms to be agreed.

        JOINT LEAD ARRANGERS AND
        JOINT BOOKRUNNERS ..................   DBSI, Citigroup, CS and LBI
                                               (collectively, in their capacity
                                               as joint lead arrangers, the "LEAD
                                               ARRANGERS").

        ADMINISTRATIVE AGENT................   Citigroup.

        SYNDICATION AGENT...................   CS.

        DOCUMENTATION AGENT.................   To be determined.

        SENIOR LENDERS......................   A syndicate of banks, financial
                                               institutions and other entities
                                               arranged by the Lead Arrangers with the
                                               consultation of the Borrower; PROVIDED
                                               that any such syndication prior to
                                               the Closing Date shall comply with the
                                               terms and conditions set forth in the
                                               Commitment Letter (collectively, the
                                               "SENIOR LENDERS").

                                     A-1-1

II.     TYPES AND AMOUNTS OF CREDIT FACILITIES

        SENIOR TERM LOAN A FACILITY..........  A term loan A facility (the "SENIOR TERM LOAN A FACILITY") in an aggregate amount equal to $355,950,000(20) (the loans
                                               thereunder, the "SENIOR TERM LOAN A").  The Senior Term Loan A
                                               will mature five years from the Closing Date.

           AMORTIZATION......................  The Senior Term Loan A shall be repayable in quarterly installments of 0.25% of the Senior Term Loan A, with the
                                               remainder repaid in full at maturity.

           AVAILABILITY......................  The Senior Term Loan A shall be made on the Closing Date.

           PURPOSE...........................  The proceeds of the Senior Term Loan A shall be used to finance the Acquisition, refinance existing indebtedness and pay related fees and expenses.

        SENIOR TERM LOAN B FACILITY..........  A term loan B facility (the "SENIOR TERM LOAN B FACILITY" and, together with the Senior Term Loan A Facility, the "SENIOR
                                               TERM LOAN FACILITY") in an aggregate amount equal to
                                               $1,630,900,000(21) (the loans thereunder, the "SENIOR TERM LOAN
                                               B").  The Senior Term Loan B will mature seven years from the
                                               Closing Date.

           AMORTIZATION......................  The Senior Term Loan B shall be repayable in quarterly installments of 0.25% of the Senior Term Loan B, with the
                                               remainder repaid in full at maturity.

----------
20 Amount required to be determined based on (1) actual Closing Date, (2) amortization schedule in documentation in effect on the date hereof and (3) the outcome of the Proton Credit Facility Amendment and resulting financing requirements with respect to the Acquisition.

21 Amount required to be determined based on (1) actual Closing Date, (2) amortization schedule in documentation in effect on the date hereof and (3) the outcome of the Proton Credit Facility Amendment and resulting financing requirements with respect to the Acquisition.


                                     A-1-2

           AVAILABILITY......................  The Senior Term Loan B shall be made on the Closing Date.

           PURPOSE...........................  The proceeds of the Senior Term Loan B shall be used to finance the Acquisition, refinance existing indebtedness and pay related fees and expenses.

        REVOLVING CREDIT FACILITY............  A revolving credit facility (the "REVOLVING CREDIT FACILITY";
                                               together with the Senior Term Loan Facility, the "CREDIT
                                               FACILITIES") in an aggregate principal amount equal to
                                               $250,000,000 (the loans thereunder, the "REVOLVING CREDIT
                                               LOANS").

           AVAILABILITY......................  The Revolving Credit Facility shall be available on a revolving basis during the period commencing on the Closing
                                               Date and ending on the sixth anniversary thereof (the
                                               "REVOLVING CREDIT TERMINATION DATE").

                                               It is anticipated that Revolving Credit Loans may be drawn on the Closing Date to finance the Acquisition, and that letters of credit may be issued on the Closing Date.

           LETTERS OF CREDIT.................  A portion of the Revolving Credit Facility not in excess of an amount to be agreed (which amount shall be at least
                                               $100,000,000) shall be available for the issuance of letters of credit (the "LETTERS OF CREDIT") by one or more Senior
                                               Lenders to be selected in the syndication process or any other
                                               Senior Lender if requested by the Borrower and such Lender agrees (in such capacity, each, an "ISSUING SENIOR LENDER").
                                               The face amount of any outstanding Letters of Credit will
                                               reduce availability under the Revolving Credit Facility on a dollar-for-dollar basis.  No Letter of Credit shall have an expiration date after the earlier of (i) one year after the date of issuance and (ii) three business days prior to the
                                               Revolving Credit Termination Date; PROVIDED that any Letter of
                                               Credit with a one-year tenor may provide for the renewal
                                               thereof for additional one-year periods (which shall in no event

                                     A-1-3

                                               extend beyond the date referred to in clause (ii) above).

                                               Drawings under any Letter of Credit shall be reimbursed by the Borrower
                                               (whether with its own funds or with the proceeds of Revolving Credit Loans)
                                               within three business days. To the extent that the Borrower does not so reimburse the Issuing Senior Lender, the Senior Lenders under the Revolving
                                               Credit Facility shall be irrevocably and unconditionally obligated to reimburse the Issuing Senior Lender on a pro rata basis.

           SWING LINE LOANS..................  A portion of the Revolving Credit Facility not in excess of an amount to be agreed (which shall be at least $25,000,000)
                                               shall be available for swing line loans (the "SWING LINE
                                               LOANS") from a Senior Lender to be selected in the syndication process (in such capacity, the "SWING LINE SENIOR LENDER") on same-day notice.  Any such Swing Line Loans will reduce
                                               availability under the Revolving Credit Facility on a
                                               dollar-for-dollar basis.  Each Senior Lender under the
                                               Revolving Credit Facility shall acquire, under certain
                                               circumstances, an irrevocable and unconditional pro rata
                                               participation in each Swing Line Loan.

           MATURITY..........................  The Revolving Credit Termination Date.

           PURPOSE...........................  The proceeds of the Revolving Credit Loans may be used to fund a portion of the Acquisition and for general corporate
                                               purposes, including, without limitation permitted acquisitions.

III.    CERTAIN PAYMENT PROVISIONS

        FEES AND INTEREST RATES..............  As set forth on Annex A-1-I.

                                     A-1-4


        OPTIONAL PREPAYMENTS AND
           COMMITMENT REDUCTIONS.............  Loans under the Credit Facilities may be prepaid at any time on three business days' prior written notice in the case of
                                               Eurodollar Loans and one business day's prior written notice in the case of Base Rate Loans, without premium or penalty
                                               (other than in the case of Eurodollar Loans, reimbursement of the Lenders' actual costs in the case of a prepayment other than on the last day of the relevant interest period), in
                                               minimum amounts to be agreed upon.  Optional prepayments of the Senior Term Loan A or Senior Term Loan B may not be
                                               reborrowed.
                                               The unutilized portion of the Commitments under the Revolving
                                               Credit Facility may, upon three business days' notice, be
                                               reduced or terminated by the Borrower without premium or
                                               penalty, in minimum amounts to be agreed.

        MANDATORY PREPAYMENTS................  Mandatory prepayments to substantially similar effect as in the Existing Proton Credit Facilities.

                                               Mandatory prepayments of the Senior Term Loan may not be
                                               reborrowed.

IV.     COLLATERAL                             Collateral to substantially similar effect as in the Existing
                                               Proton Credit Facilities.

V.      CERTAIN CONDITIONS

        INITIAL CONDITIONS...................  The availability of the Credit Facilities on the Closing Date
                                               (the "INITIAL LOANS") is subject to satisfaction of the
                                               conditions set forth in EXHIBIT F to the Commitment Letter.
                                                                       ---------

        ONGOING CONDITIONS...................  The making of each extension of credit after the Closing Date shall be conditioned upon (i) the accuracy in all material respects of all representations and warranties in the Credit
                                               Documentation (including, without limitation, the material adverse change and litigation representations) and (ii) there being no default or event of default in existence at the time of, or after giving effect to the making of, such extension of credit.

                                     A-1-5

VI.     CERTAIN DOCUMENTATION MATTERS........  The Credit Documentation shall contain the following representations, warranties, covenants and events of default
                                               (each in a form usual and customary for financings of this type), subject to exceptions, materiality qualifiers,
                                               thresholds and grace periods to be determined:

        REPRESENTATIONS AND WARRANTIES.......  Representations and warranties to substantially similar effect as in the Existing Proton Credit Facilities.

        AFFIRMATIVE COVENANTS................  Affirmative covenants to substantially similar effect as in the Existing Proton Credit Facilities, with such modifications as may be reasonably necessary to achieve operational
                                               synergies; provided that insurance requirements, affiliate transactions, reporting requirements and change of control provisions will be harmonized to be consistent with those in the Existing Intelsat Credit Facilities.

        FINANCIAL COVENANTS..................  Only the following: (a) minimum interest coverage ratio; and
                                               (b) and maximum total debt leverage ratio of the Borrower and its subsidiaries (the "LEVERAGE RATIO"), in each case to be tested at the end of each fiscal quarter ending after the
                                               Closing Date.

                                               Covenants to be set at no greater than 75% of the agreed-upon plan (it being understood that the plan most recently provided to the Lead Arrangers prior to the date of execution of the
                                               Commitment Letter shall be deemed to be acceptable).

        NEGATIVE COVENANTS...................  Negative covenants to substantially similar effect as in the
                                               Existing Proton Credit Facilities, with levels to be agreed upon reflecting the Acquisition and related financings and with such other modifications as may be reasonably necessary to achieve operational synergies.

        EVENTS OF DEFAULT....................  Events of default to substantially similar effect as in the
                                               Existing Proton Credit Facilities.

                                     A-1-6

        VOTING...............................  Voting to substantially similar effect as in the Existing
                                               Proton Credit Facilities.

        ASSIGNMENTS AND PARTICIPATIONS.......  Assignments and participations to substantially similar effect as in the Existing Proton Credit Facilities.

        YIELD PROTECTION.....................  Yield protection to substantially similar effect as in the
                                               Existing Proton Credit Facilities.

        EXPENSES AND INDEMNIFICATION.........  Expenses and indemnification to substantially similar effect as in the Existing Proton Credit Facilities

        GOVERNING LAW AND FORUM..............  State of New York.


                                     A-1-7

                                                                     ANNEX A-1-I

                            INTEREST AND CERTAIN FEES


INTEREST RATE OPTIONS .......................  The Borrower may elect that the Loans comprising each borrowing bear interest at a rate per annum equal to:

                                               (i) the Base Rate plus the Applicable Margin; or

                                               (ii) the Eurodollar Rate plus the Applicable Margin;

                                               PROVIDED, that all Swing Line Loans shall bear interest based upon the Base Rate.

                                               As used herein:

                                               "BASE RATE" means the higher of (i) the rate that Citibank,
                                               N.A. announces from time to time as its base lending rate as in effect from time to time (the "PRIME RATE") and (ii) the federal funds effective rate from time to time plus 0.5%.

                                               "APPLICABLE MARGIN" means a percentage determined in
                                               accordance with the pricing grid attached hereto as Annex
                                               A-1-II.

                                               "EURODOLLAR RATE" means the rate (adjusted for statutory
                                               reserve requirements for eurocurrency liabilities) at which eurodollar deposits for one, two, three, six or, if available to all relevant Senior Lenders, nine or twelve months (as
                                               selected by the Borrower) are offered in the interbank
                                               eurodollar market.

INTEREST PAYMENT DATES.......................  In the case of Loans bearing interest based upon the Base Rate
                                               ("BASE RATE LOANS"), quarterly in arrears.

                                               In the case of Loans bearing interest based upon the
                                               Eurodollar Rate ("EURODOLLAR LOANS"), on the last day of each relevant interest period and, in the case of any interest
                                               period longer than three months, on each successive date three months after the first day of such interest period.

                                    A-1-I-1

                                               Swingline Loans shall bear interest at the Base Rate for
                                               Revolving Credit Loans.

COMMITMENT FEES..............................  From and after the Closing Date, Borrower shall pay a per annum commitment fee calculated as set forth on Annex A-1-II on the average daily unused portion of the Revolving Credit
                                               Facility, payable quarterly in arrears.  Swing Line Loans
                                               shall, for purposes of the commitment fee calculations only, not be deemed to be a utilization of the Revolving Credit
                                               Facility.

LETTER OF CREDIT FEES........................  The Borrower shall pay a commission on all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the
                                               Revolving Credit Facility (less the fronting fee referred to below) on the face amount of each such Letter of Credit.  Such commission shall be shared ratably among the Senior Lenders participating in the Revolving Credit Facility and shall be payable quarterly in arrears.

                                               In addition to letter of credit commissions, a fronting fee calculated at a rate per annum to be agreed upon by the
                                               Borrower and the Issuing Senior Lender on the face amount of each Letter of Credit shall be payable quarterly in arrears to the Issuing Senior Lender for its own account.  In addition, customary administrative, issuance, amendment, payment and negotiation charges shall be payable to the Issuing Senior
                                               Lender for its own account.

DEFAULT RATE.................................  At any time when the Borrower is in default in the payment of any amount of principal due under the Credit Facilities, such overdue amount shall bear interest at 2% above the rate
                                               otherwise applicable thereto.  Overdue interest, fees and any other amounts shall bear interest at 2% above the rate
                                               applicable to Base Rate Loans.

                                    A-1-I-2



RATE AND FEE BASIS...........................  All per annum rates shall be calculated on the basis of a year of 360 days (or 365 or 366, as applicable, days, in the case of Base Rate Loans the interest rate payable on which is then based on the Prime Rate) and the actual number of days elapsed.

                                    A-1-I-3

                                                                    ANNEX A-1-II

                                  PRICING GRID


-------------------------------------------------------------------------------
                        EURODOLLAR          BASE RATE
                        MARGIN FOR         MARGIN FOR
                        SENIOR TERM        SENIOR TERM
                          LOAN A,            LOAN A,
                     REVOLVING CREDIT   REVOLVING CREDIT
                      AND SWING LINE     AND SWING LINE
  LEVERAGE RATIO          LOANS              LOANS           COMMITMENT FEE
-------------------------------------------------------------------------------
  Greater than or          2.50%              1.50%              0.50%
    equal to 6:1
-------------------------------------------------------------------------------
  Greater than or          2.25%              1.25%              0.50%
   equal to 5.5:1
-------------------------------------------------------------------------------
  Greater than or          2.00%              1.00%              0.375%
equal to 5:1 (4.5:1
for Commitment Fee)
-------------------------------------------------------------------------------
   Less than 5:1           1.75%              0.75%              0.25%
     (4.5:1 for
  Commitment Fee)
-------------------------------------------------------------------------------

With respect to Senior Term Loan B, the applicable spread will be (i) 1.25% with respect to Base Rate Loans and 2.25% with respect to Eurodollar Loans at any time that clause (ii) does not apply and (ii) 1.00% with respect to Base Rate Loans and 2.00% with respect to Eurodollar Loans at any time that the leverage ratio is less than 4.5:1.


                                    A-1-III-1

                    EXHIBIT A-2 TO COMMITMENT LETTER

                 SUMMARY OF TERMS OF INTELSAT CREDIT FACILITIES

     SET FORTH BELOW IS A SUMMARY OF THE MATERIAL TERMS OF THE NEW INTELSAT CREDIT FACILITIES. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS SET FORTH IN THE COMMITMENT LETTER TO WHICH THIS SUMMARY OF TERMS IS ATTACHED AND OF WHICH IT FORMS A PART.


I.      PARTIES

        BORROWER............................   The Borrower shall be Intelsat Opco, an indirect wholly owned subsidiary of the Company.

        GUARANTORS..........................   Each of the guarantors under the Existing Intelsat Credit
                                               Facilities (the "GUARANTORS"; the Borrower and the Guarantors,
                                               each a "CREDIT PARTY" and collectively, the "CREDIT
                                               PARTIES").  Certain subsidiaries may be designated and treated as "Unrestricted" on terms to be agreed.

        JOINT LEAD ARRANGERS AND
        JOINT BOOKRUNNERS ..................   DBSI, Citigroup, CS and LBI (collectively, in their capacity as joint lead arrangers, the "LEAD ARRANGERS").

        ADMINISTRATIVE AGENT................   Citigroup.

        SYNDICATION AGENT...................   CS.

        DOCUMENTATION AGENT.................   To be determined.

        SENIOR LENDERS......................   A syndicate of banks, financial institutions and other
                                               entities arranged by the Lead Arrangers with the consultation of the Borrower; PROVIDED that any such syndication prior to the Closing Date shall comply with the terms and conditions set forth in the Commitment Letter (collectively, the "SENIOR
                                               LENDERS").


                                     A-2-1

II.     TYPES AND AMOUNTS OF CREDIT FACILITIES

        SENIOR TERM LOAN B FACILITY..........  A term loan B facility (the "SENIOR TERM LOAN B FACILITY") in an aggregate amount equal to $344,500,000(22) (the loans
                                               thereunder, the "SENIOR TERM LOAN B").  The Senior Term Loan B
                                               will mature seven years from the Closing Date.

           AMORTIZATION......................  The Senior Term Loan B shall be repayable in quarterly installments of 0.25% of the Senior Term Loan B, with the
                                               remainder repaid in full at maturity.

           AVAILABILITY......................  The Senior Term Loan B shall be made on the Closing Date.

           PURPOSE...........................  The proceeds of the Senior Term Loan B shall be used to finance the Acquisition, refinance existing indebtedness and pay related fees and expenses.

        REVOLVING CREDIT FACILITY............  A revolving credit facility (the "REVOLVING CREDIT FACILITY";
                                               together with the Senior Term Loan B Facility, the "CREDIT
                                               FACILITIES") in an aggregate principal amount equal to
                                               $300,000,000 (the loans thereunder, the "REVOLVING CREDIT
                                               LOANS").

               AVAILABILITY..................  The Revolving Credit Facility shall be available on a revolving basis during the period commencing on the Closing
                                               Date and ending on the sixth anniversary thereof (the
                                               "REVOLVING CREDIT TERMINATION DATE").

                                               It is anticipated that up to $300,000,000 of Revolving Credit
                                               Loans may be drawn on the Closing Date to finance the
                                               Acquisition, and that letters of credit will be issued on the
                                               Closing Date.
----------
22 Amount required to be determined based on (1) actual Closing Date, (2) amortization schedule in documentation in effect on the date hereof and (3) the outcome of the Intelsat Credit Facility Amendment and resulting financing requirements with respect to the Acquisition.


                                     A-2-2

                                               Revolving Loans will be available so long as the aggregate amount to be incurred, together with all other Loans
                                               outstanding under the Intelsat Credit Facilities (and any
                                               other applicable "Secured Debt" or "Attributable Debt"
                                               pursuant to Section 1009 of the Indenture dated as of April 1,
                                               2002 between Intelsat and The Bank of New York relating to the
                                               Existing Intelsat Notes (the "EXISTING INDENTURE")), does not exceed an amount that is $1,000 less than 15% of Consolidated
                                               Net Tangible Assets (as defined in the Existing Indenture).

           LETTERS OF CREDIT.................  A portion of the Revolving Credit Facility not in excess of an amount to be agreed (which amount shall be at least
                                               $200,000,000) shall be available for the issuance of letters of credit (the "LETTERS OF CREDIT") by one or more Senior
                                               Lenders to be selected in the syndication process or any other
                                               Senior Lender if requested by the Borrower and such Lender agrees (in such capacity, each, an "ISSUING SENIOR LENDER").
                                               The face amount of any outstanding Letters of Credit will
                                               reduce availability under the Revolving Credit Facility on a dollar-for-dollar basis.  No Letter of Credit shall have an expiration date after the earlier of (i) one year after the date of issuance and (ii) three business days prior to the
                                               Revolving Credit Termination Date; PROVIDED that any Letter of
                                               Credit with a one-year tenor may provide for the renewal
                                               thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (ii) above).

                                               Drawings under any Letter of Credit shall be reimbursed by the
                                               Borrower (whether with its own funds or with the proceeds of
                                               Revolving Credit Loans) within three business days.  To the extent that the Borrower does not so reimburse the Issuing
                                               Senior Lender, the Senior Lenders under the Revolving Credit
                                               Facility shall be irrevocably and unconditionally obligated to reimburse the Issuing Senior Lender on a pro rata basis.

                                     A-2-3

           SWING LINE LOANS..................  A portion of the Revolving Credit Facility not in excess of an amount to be agreed (which shall be at least $25,000,000)
                                               shall be available for swing line loans (the "SWING LINE
                                               LOANS") from a Senior Lender to be selected in the syndication process (in such capacity, the "SWING LINE SENIOR LENDER") on same-day notice.  Any such Swing Line Loans will reduce
                                               availability under the Revolving Credit Facility on a
                                               dollar-for-dollar basis.  Each Senior Lender under the
                                               Revolving Credit Facility shall acquire, under certain
                                               circumstances, an irrevocable and unconditional pro rata
                                               participation in each Swing Line Loan.

           MATURITY..........................  The Revolving Credit Termination Date.

           PURPOSE...........................  The proceeds of the Revolving Credit Loans may be used to fund a portion of the Acquisition and for general corporate
                                               purposes, including, without limitation, permitted
                                               acquisitions.

III.    CERTAIN PAYMENT PROVISIONS

        FEES AND INTEREST RATES..............  As set forth on Annex A-2-I.

        OPTIONAL PREPAYMENTS AND
           COMMITMENT REDUCTIONS.............  Loans under the Credit Facilities may be prepaid at any time on three business days' prior written notice in the case of
                                               Eurodollar Loans and one business day's prior written notice in the case of Base Rate Loans, without premium or penalty
                                               (other than in the case of Eurodollar Loans, reimbursement of the Lenders' actual costs in the case of a prepayment other than on the last day of the relevant interest period), in
                                               minimum amounts to be agreed upon.  Optional prepayments of the Senior Term Loan B may not be reborrowed.

                                               The unutilized portion of the Commitments under the Revolving
                                               Credit Facility may, upon three business days' notice, be
                                               reduced or terminated by the Borrower without premium or
                                               penalty, in minimum amounts to be agreed.

                                     A-2-4

        MANDATORY PREPAYMENTS..................Mandatory prepayments to substantially similar effect as in the Existing Intelsat Credit Facilities.

                                               Mandatory prepayments of the Senior Term Loan may not be
                                               reborrowed.

IV.     COLLATERAL.............................Collateral to substantially similar effect as in the Existing
                                               Intelsat Credit Facilities.

                                               Notwithstanding anything to the contrary, the amount of
                                               indebtedness that is secured under the Intelsat Credit
                                               Facilities (and any other applicable "Secured Debt" or
                                               "Attributable Debt" pursuant to Section 1009 of the Existing
                                               Indenture), shall not exceed an amount that is $1,000 less than 15% of Consolidated Net Tangible Assets as defined in the
                                               Existing Indenture at the time such indebtedness is incurred, issued, assumed, guaranteed or created.



V.      CERTAIN CONDITIONS

        INITIAL CONDITIONS...................  The availability of the Credit Facilities on the Closing Date
                                               (the "INITIAL LOANS") is subject to satisfaction of the
                                               conditions set forth in EXHIBIT F to the Commitment Letter.
                                                                       ---------

        ONGOING CONDITIONS...................  The making of each extension of credit after the Closing Date shall be conditioned upon (i) the accuracy in all material respects of all representations and warranties in the Credit
                                               Documentation (including, without limitation, the material adverse change and litigation representations) and (ii) there being no default or event of default in existence at the time of, or after giving effect to the making of, such extension of credit.

VI.     CERTAIN DOCUMENTATION MATTERS........  The Credit Documentation shall contain the following representations, warranties, covenants and events of default
                                               (each in a form usual and customary for financings of this type), subject to exceptions, materiality qualifiers,
                                               thresholds and grace periods to be determined:

                                     A-2-5

        REPRESENTATIONS AND WARRANTIES.......  Representations and warranties to substantially similar effect as in the Existing Intelsat Credit Facilities.

        AFFIRMATIVE COVENANTS................  Affirmative covenants to substantially similar effect as in the Existing Intelsat Credit Facilities, with such
                                               modifications as may be reasonably necessary to achieve
                                               operational synergies.

        FINANCIAL COVENANTS..................  Financial covenants to substantially similar effect as in the
                                               Existing Intelsat Credit Facilities, subject to adjustment to reflect the Acquisition and related financings.

        NEGATIVE COVENANTS...................  Negative covenants to substantially similar effect as in the
                                               Existing Intelsat Credit Facilities, with such modifications as may be reasonably necessary to achieve operational
                                               synergies, and with levels to be agreed upon reflecting the
                                               Acquisition and related financings.

        EVENTS OF DEFAULT....................  Events of default to substantially similar effect as in the
                                               Existing Intelsat Credit Facilities.

        VOTING...............................  Voting to substantially similar effect as in the Existing
                                               Intelsat Credit Facilities.

        ASSIGNMENTS AND PARTICIPATIONS.......  Assignments and participations to substantially similar effect as in the Existing Intelsat Credit Facilities.

        YIELD PROTECTION.....................  Yield protection to substantially similar effect as in the
                                               Existing Intelsat Credit Facilities.

        EXPENSES AND INDEMNIFICATION.........  Expenses and indemnification to substantially similar effect as in the Existing Intelsat Credit Facilities.

        GOVERNING LAW AND FORUM..............  State of New York.


                                     A-2-6

                                                                     Ammex A-2-I

                                           INTEREST AND CERTAIN FEES


INTEREST RATE OPTIONS .......................  The Borrower may elect that the Loans comprising each borrowing bear interest at a rate per annum equal to:

                                               (i) the Base Rate plus the Applicable Margin; or

                                               (ii) the Eurodollar Rate plus the Applicable Margin;

                                               PROVIDED, that all Swing Line Loans shall bear interest based upon the Base Rate.

                                               As used herein:

                                               "BASE RATE" means the higher of (i) the rate that Citibank,
                                               N.A. announces from time to time as its base lending rate as in effect from time to time (the "PRIME RATE") and (ii) the federal funds effective rate from time to time plus 0.5%.

                                               "APPLICABLE MARGIN" means a percentage determined in
                                               accordance with the pricing grid attached hereto as Annex
                                               A-2-II.

                                               "EURODOLLAR RATE" means the rate (adjusted for statutory
                                               reserve requirements for eurocurrency liabilities) at which eurodollar deposits for one, two, three, six or, if available to all relevant Senior Lenders, nine or twelve months (as
                                               selected by the Borrower) are offered in the interbank
                                               eurodollar market.

INTEREST PAYMENT DATES.......................  In the case of Loans bearing interest based upon the Base Rate
                                               ("BASE RATE LOANS"), quarterly in arrears.

                                               In the case of Loans bearing interest based upon the
                                               Eurodollar Rate ("EURODOLLAR LOANS"), on the last day of each relevant interest period and, in the case of any interest
                                               period longer than three months, on each successive date three months after the first day of such interest period.

                                    A-2-I-1

                                               Swingline Loans shall bear interest at the Base Rate for Revolving
                                               Credit Loans.

COMMITMENT FEES..............................  From and after the Closing Date, Borrower shall pay a per annum commitment fee calculated as set forth on Annex A-2-II on the average daily unused portion of the Revolving Credit
                                               Facility, payable quarterly in arrears.  Swing Line Loans
                                               shall, for purposes of the commitment fee calculations only, not be deemed to be a utilization of the Revolving Credit
                                               Facility.

LETTER OF CREDIT FEES........................  The Borrower shall pay a commission on all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the
                                               Revolving Credit Facility (less the fronting fee referred to below) on the face amount of each such Letter of Credit.  Such commission shall be shared ratably among the Senior Lenders participating in the Revolving Credit Facility and shall be payable quarterly in arrears.

                                               In addition to letter of credit commissions, a fronting fee calculated at a rate per annum to be agreed upon by the
                                               Borrower and the Issuing Senior Lender on the face amount of each Letter of Credit shall be payable quarterly in arrears to the Issuing Senior Lender for its own account.  In addition, customary administrative, issuance, amendment, payment and negotiation charges shall be payable to the Issuing Senior
                                               Lender for its own account.

DEFAULT RATE.................................  At any time when the Borrower is in default in the payment of any amount of principal due under the Credit Facilities, such overdue amount shall bear interest at 2% above the rate
                                               otherwise applicable thereto.  Overdue interest, fees and any other amounts shall bear interest at 2% above the rate
                                               applicable to Base Rate Loans.


                                    A-2-I-2


RATE AND FEE BASIS...........................  All per annum rates shall be calculated on the basis of a year of 360 days (or 365 or 366, as applicable, days, in the case of Base Rate Loans the interest rate payable on which is then based on the Prime Rate) and the actual number of days elapsed.


                                    A-2-I-3

                                                                    Annex A-2-II
                                  PRICING GRID


---------------- -------------- -------------- -------------- ------------- ---------------
LEVERAGE RATIO     REVOLVING      REVOLVING     SENIOR TERM   SENIOR TERM     APPLICABLE
                  CREDIT LOAN      CREDIT         LOAN B      LOAN B BASE   COMMITMENT FEE
                  EURODOLLAR     LOAN/SWING     EURODOLLAR    RATE MARGIN
                    MARGIN        LINE LOAN       MARGIN
                                  BASE RATE
                                   MARGIN
---------------- -------------- -------------- -------------- ------------- ---------------
 Greater than        1.75%          0.75%          1.75%         0.75%          0.375%
     3.5:1
---------------- -------------- -------------- -------------- ------------- ---------------
  Equal to or        1.50%          0.50%          1.50%         0.50%          0.375%
less than 3.5:1
---------------- -------------- -------------- -------------- ------------- ---------------



                                    A-2-III-1

                         EXHIBIT B TO COMMITMENT LETTER

                                   PROTON OPCO
                        SUMMARY OF TERMS OF INTERIM LOANS


     SET FORTH BELOW IS A SUMMARY OF THE MATERIAL TERMS OF THE PROTON OPCO INTERIM LOANS AND THE PROTON OPCO INTERIM LOAN AGREEMENT. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS SET FORTH IN THE COMMITMENT LETTER TO WHICH THIS SUMMARY OF TERMS IS ATTACHED AND OF WHICH IT FORMS A PART.



BORROWER.................................   Proton Opco.

JOINT LEAD ARRANGERS AND
JOINT BOOKRUNNERS .......................   DBSI, Citigroup, CS and LBI (collectively, in their capacity as joint lead arrangers, the "LEAD ARRANGERS").

ADMINISTRATIVE AGENT.....................   Deutsche Cayman.

SYNDICATION AGENT........................   To be determined.

DOCUMENTATION AGENT......................   To be determined.

LOANS....................................   $572,900,000(23) (the "INITIAL AMOUNT") of Senior Increasing Rate
                                            Loans, subject to increase by up to an additional $663,570,000 (the
                                            "ADDITIONAL AMOUNT") as provided in section (v) of the second paragraph of the Commitment Letter to the extent Offers to Purchase are accepted by the holders of the Proton 9% Notes (collectively, the
                                            "INTERIM LOANS").

USE OF PROCEEDS..........................   Proceeds from the Initial Amount of the Interim Loans will be used to fund, in part, the Acquisition and pay fees and expenses in connection therewith and for the repayment of other indebtedness; proceeds from the Additional Amount, if any, of the Interim Loans will be used to fund a refinancing (including payment of applicable premium), in whole or in part, of the Proton 9% Notes, to the extent the

-------------------
23 Amount required to be determined based on actual Closing Date and in accordance with Section 1(g) of the Commitment
   Letter.

                                       B-1

                                            extent Offers to Purchase are accepted by the holders thereof.

MATURITY.................................   365 days from the date of initial funding of the Initial Amount of the
                                            Interim Loans (the "MATURITY DATE").

FUNDING DATE.............................   In the case of the Initial Amount of the Interim Loans, the Closing Date,
                                            which shall be no later than the Commitment Termination Date; and in the case of the Additional Amount, if any, of the Interim Loans, no
                                            later than the date that is 90 days after the Closing Date).

MANDATORY ROLLOVER.......................   If the Interim Loans are not repaid in full on or prior to the Maturity
                                            Date, then the Interim Loans will, subject to the conditions outlined under "Conditions to Rollover," be extended on the Maturity Date into term loans of the Borrower due on the ninth anniversary of the
                                            Maturity Date (the "EXTENDED TERM LOANS") in an aggregate principal amount equal to the aggregate principal amount of Interim Loans so extended.  The Extended Term Loans will have the terms set forth in EXHIBIT B-1 to the Commitment Letter.  Under certain circumstances,
                                            Extended Term Loans may be exchanged by the holders thereof for Exchange
                                            Notes (the "EXCHANGE NOTES").  The Exchange Notes will have the terms set forth in EXHIBIT B-1 to the Commitment Letter.  The Exchange Notes will be issued, undated, on the Closing Date and placed in an escrow account and held by a mutually agreeable fiduciary pending such exchange.

CONDITIONS TO ROLLOVER...................   On the Maturity Date, unless the Borrower is subject to a
                                            bankruptcy or other insolvency proceeding, the outstanding Interim
                                            Loans will be automatically converted into Extended Term Loans;
                                            PROVIDED, HOWEVER, that if such bankruptcy or insolvency event is continuing at the scheduled rollover date but the applicable grace period, if any, set forth in the events of default provision of the Interim Loans has not expired, the rollover date shall be deferred until the earlier to occur of (i) the cure of such event or (ii) the expiration of any applicable grace period.





                                      B-2

INTEREST.................................   The Interim Loans will bear interest at a variable PER ANNUM rate equal to the sum of (i) a base rate to be selected by the Borrower on the date of funding equal to either (a) the one- or three-month
                                            London Interbank Offered Rate, reset monthly or quarterly, as the case may be (the "LIBOR RATE"), calculated on the basis of the actual number of days elapsed in a year of 360 days, or (b) the
                                            Base Rate (as defined in the Proton Credit Facilities Term Sheet), plus (ii) a spread (the "SPREAD") equal to (a) 450 basis points in case of the LIBOR Rate or (b) 350 basis points in case of the Base
                                            Rate.  The Spread will increase by 50 basis points upon the
                                            180-day anniversary of the date of the funding of the Interim
                                            Loans and each subsequent 90-day anniversary of the date of funding of the Interim Loans.  The interest rate on the Interim
                                            Loans will not at any time exceed the "Proton Opco All-In Cap" (as defined in the Fee Letter).  Interest will be payable quarterly, in arrears, on the Maturity Date and on the date of any prepayment of the Interim Loans.  Notwithstanding the limitations set forth in this paragraph, interest will accrue on any overdue amount
                                            (whether interest or principal, including default interest), to the extent lawful, at a rate PER ANNUM equal to 200 basis points over the then current interest rate on the Interim Loans, until such amount (plus all accrued and unpaid interest thereon) is paid in full.

GUARANTEES...............................   Same as Proton 9% Notes.  A subsidiary's guarantee will be released upon the sale of such subsidiary, subject to use of the proceeds therefrom (to the extent required under "Mandatory
                                            Repayment" below) to repay Interim Loans and/or borrowings under the Proton Credit Facilities.

OPTIONAL REPAYMENT.......................   The Interim Loans may be repaid, in whole or in part on a pro rata basis, at the option of the Borrower at any time upon three business days' prior written notice in the case of Eurodollar
                                            Loans and upon one business day's prior written notice in the case of Base Rate Loans, at a price equal to 100% of the principal amount thereof, plus accrued fees and all accrued and unpaid interest and fees to the date of repayment, without premium or penalty, subject to, in the case of Interim Loans based on the


                                       B-3



                                            LIBOR Rate, reimbursement of the Lenders' actual costs in the case of a prepayment of LIBOR Rate borrowings other than on the last day of the relevant interest period.

MANDATORY REPAYMENT......................   The Borrower will repay Interim Loans with the net proceeds from
                                            (i) any direct or indirect public offering or private placement of the Proton Opco Notes or the Take-Out Securities (as defined in the Fee Letter) of the Borrower, (ii) any other debt securities of the Borrower or any of the Borrower's subsidiaries or any equity securities (other than from equity securities sold or otherwise issued to the Investors or management) of the Borrower, or the incurrence of any other indebtedness by the Borrower or any subsidiary of the Borrower (other than intercompany debt, debt under the Proton Credit Facilities, certain refinancings and certain permitted indebtedness as in effect on the Closing Date)
                                            and (iii) any future issuance or sale of stock of subsidiaries or sales of assets (subject to exceptions and reinvestment provisions to be mutually agreed) by the Borrower or any subsidiary of the
                                            Borrower, subject, in the case of clauses (ii) and (iii) only, to, among other things satisfactory to the Lead Arrangers, any required prior repayment of any amount outstanding under (as applicable) the Existing Proton Debt of Proton Opco, the Existing
                                            Proton Credit Facilities or the Proton Credit Facilities, in each case at 100% of the principal amount of the Interim Loans repaid, plus accrued fees and all accrued and unpaid interest and fees to the date of the repayment, in each case subject to exceptions and baskets to be agreed which shall be customary for similar
                                            financings for entities organized or affiliated with a financial sponsor.

CHANGE OF CONTROL........................   Subject to the prior payment of the Proton Credit Facilities, each holder of Interim Loans will be entitled to require the Borrower, and the Borrower must offer, to repay the Interim Loans held by such holder at a price of 100% of the principal amount thereof, plus all accrued fees and all accrued and unpaid interest to the date of repayment, upon the occurrence of a Change of Control (the definition of


                                       B-4


                                            which is to be to substantially similar effect as in
                                            the Existing Intelsat Credit Facilities).

PAYMENTS.................................   Payments by the Borrower will be made by wire transfer of
                                            immediately available funds.

TRANSFERABILITY..........................   Each of the Interim Lenders will be free to sell or transfer all or any part of its Interim Loans to any third party (other than
                                            Disqualified Lenders) and to pledge any or all of the Interim
                                            Loans to any commercial bank or other institutional lender;
                                            PROVIDED that prior to the Maturity Date, (i) any such sale or transfer shall be consummated in consultation with the Borrower and (ii) the Initial Banks and the Additional Banks shall continue to hold, pro rata based on their respective initial Commitments as adjusted to give effect to the provisions in Section 1(d) of the
                                            Commitment Letter, at least 51% of the aggregate principal amount
                                            of Interim Loans.   Participations will be permitted; PROVIDED,
                                            THAT, prior to the Maturity Date the Initial Banks and the Additional
                                            Banks shall retain, pro rata as specified above, at least 51% of the voting rights for the Interim Loans, subject to allowances for customary participation voting rights.

AMENDMENTS...............................   Amendments to substantially similar effect as in the Existing
                                            Proton Credit Facilities.

COST AND YIELD PROTECTION................   Cost and yield protection to substantially similar effect as in the Existing Proton Credit Facilities.

REPRESENTATIONS AND WARRANTIES...........   Representations and warranties to substantially similar effect as in the Existing Proton Credit Facilities.

COVENANTS................................   Covenants to substantially similar effect as in the Proton 9%
                                            Notes (it being understood that (x) any debt incurrence covenant will be more restrictive than the Proton 9% Notes and (y)
                                            restricted payments from the Restricted Payment basket shall not be permitted; PROVIDED that limited exceptions for ordinary course restricted payments, and exceptions for restricted payments that will provide moneys to enable (x) Proton Holdco to pay interest due on the Proton Holdco Notes and the Proton Holdco Interim


                                       B-5


                                            Loans, as applicable, (y) Intelsat Holdco to pay interest due on the Intelsat Holdco Notes and the Intelsat Holdco Interim Loans,
                                            as applicable and (z) Intelsat to pay interest due on the Existing
                                            Intelsat Notes, shall be permitted) and maintenance covenants to be same as the Proton Credit Facilities (with financial covenants to be set at an additional cushion above the Proton Credit
                                            Facilities levels to be agreed).

CONDITIONS PRECEDENT.....................   The obligation of each of the Interim Lenders to provide or cause one of its affiliates to provide the Interim Loans will be subject to the conditions set forth in EXHIBIT F to the Commitment Letter.

EVENTS OF DEFAULT; REMEDIES..............   Events of default and remedies to substantially similar effect as in the Existing Proton Credit Facilities.

EXPENSES AND INDEMNIFICATION.............   Expenses and indemnification to substantially similar effect as in the Existing Proton Credit Facilities.

GOVERNING LAW AND FORUM..................   State of New York.


                        EXHIBIT B-1 TO COMMITMENT LETTER

                                   PROTON OPCO
           SUMMARY OF TERMS OF EXTENDED TERM LOANS AND EXCHANGE NOTES


     SET FORTH BELOW IS A SUMMARY OF THE MATERIAL TERMS OF THE EXTENDED TERM LOANS AND EXCHANGE NOTES FOR PROTON OPCO. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS SET FORTH IN THE COMMITMENT LETTER TO WHICH THIS SUMMARY OF TERMS IS ATTACHED AND OF WHICH IT FORMS A PART.


BORROWER/ISSUER..........................   Proton Opco.

EXTENDED TERM LOANS......................   On the Maturity Date, subject to the conditions outlined under
                                            "Conditions to Rollover" above, the Interim Loans will be
                                            converted into Extended Term Loans.  The Extended Term Loans will be governed by the provisions of the Interim Loan Agreement and, except as expressly set forth below, shall have the same terms as the Interim Loans.

EXCHANGE NOTES...........................   At any time on or after the Maturity Date, a holder of Extended
                                            Term Loans may exchange, in connection with the transfer of an
                                            Extended Term Loan to any person, all or a portion of the Extended
                                            Term Loans to be transferred for Exchange Notes having a principal amount equal to the principal amount of the Term Loan for which it is exchanged; PROVIDED that the Borrower may defer the first issuance of Exchange Notes until such time as the Borrower has received requests to issue an aggregate of at least $25,000,000 in principal amount of Exchange Notes.  The Exchange Notes and the
                                            Extended Term Loans shall rank pari passu with each other.

                                            The Borrower will issue Exchange Notes under an indenture that complies with the Trust Indenture Act of 1939, as amended (the
                                            "INDENTURE").  The Borrower will appoint a trustee reasonably acceptable to the Bridge Facilities Administrative Agent.  The
                                            Exchange Notes and the Indenture will be fully executed and deposited into escrow on the Closing Date.


                                       B-1-1


MATURITY.................................   The Extended Term Loans and the Exchange Notes will mature on the ninth anniversary of the Maturity Date (the "FINAL MATURITY DATE").

INTEREST RATE............................   The Extended Term Loans will bear interest at an increasing rate equal to the Initial Rollover Rate plus the Rollover Spread (as defined below).  The interest rate on the Extended Term Loans in effect at any time shall not exceed the applicable Proton Opco
                                            All-In Cap.  Notwithstanding the limitations set forth in this paragraph, interest will accrue on any overdue amount (whether interest or principal, including defaulted interest), to the extent lawful, at a rate PER ANNUM equal to 200 basis points over the then current interest rate, until such amount (plus all accrued and unpaid interest) is paid in full.

                                            "INITIAL ROLLOVER RATE" shall be determined as of the Maturity
                                            Date of the Interim Loans and shall equal the interest rate borne by the Interim Loans on the day immediately preceding the Maturity
                                            Date.

                                            "ROLLOVER SPREAD" shall be 50 basis points during the 90-day period commencing on the Maturity Date.  The Rollover Spread shall increase by 50 basis points upon each 90-day anniversary of the
                                            Maturity Date.

                                            The Exchange Notes will have a fixed interest rate equal to the interest rate on the Extended Term Loans at the time of the exchange into Exchange Notes.

                                            Interest on the Extended Term Loans will be payable quarterly in arrears on the last business day of each fiscal quarter of the
                                            Borrower, on the Maturity Date of the Extended Term Loans and
                                            Exchange Notes and on the date of any prepayment thereof.
                                            Interest on the Exchange Notes will be payable semiannually in arrears on the last business day of each six-month fiscal period of the Borrower, on the Maturity Date of the Extended Term Loans
                                            and Exchange Notes and on the date of any prepayment thereof.

GUARANTEES...............................   Same as Interim Loans.


                                       B-1-2


MANDATORY REPAYMENT......................   Same as Interim Loans in the case of Extended Term Loans and in the case of the Exchange Notes, only if so provided therein.

CHANGE OF CONTROL........................   Change of control to substantially similar effect as in the
                                            Interim Loans, except that the change of control offer shall be at
                                            101% of the Exchange Notes plus accrued and unpaid interest.

OPTIONAL REPAYMENT.......................   The Extended Term Loans may be voluntarily repaid on the same terms and conditions as the Senior Term Loans.

                                            The Exchange Notes will be redeemable during the first four years from the Maturity Date at any time, in whole or in part, at the option of the Borrower, subject to a redemption price equal to sum of (i) 100% of the principal amount of the Exchange Notes and (ii)
                                            a make-whole premium based on Treasuries plus 50 basis points.
                                            Thereafter, the Exchange Notes will be redeemable at par plus accrued interest plus a premium equal to 50% of the fixed interest rate coupon in effect with respect to such Exchange Notes, which premium shall decline ratably on each annual anniversary of the date of issuance of such Exchange Notes to zero two years prior to the maturity of the Exchange Notes.

YIELD PROTECTION.........................   Same as Interim Loans for Extended Term Loans only.

PAYMENTS.................................   Same as Interim Loans.

COVENANTS................................   Covenants to substantially similar effect as in the Proton 9%
                                            Notes, with restricted payments exceptions to enable the payment of interest as provided in the covenants for the Interim Loans.

EVENTS OF DEFAULT........................   Events of default to substantially similar effect as in the Proton
                                            9% Notes.

TRANSFERABILITY..........................   Unlimited except as otherwise provided by law.

DEFEASANCE PROVISIONS....................   None with respect to Extended Term Loans.  The Exchange Notes will have defeasance provisions customary for a high yield senior note issue.


                                       B-1-3


AMENDMENTS...............................   For Extended Term Loans, same as Interim Loans. For Exchange
                                            Notes, to substantially similar effect as in the Proton 9% Notes.

REGISTRATION RIGHTS......................   Promptly upon written request by the requisite holders (the percentage of which to be agreed upon) at any time after the
                                            Maturity Date, the Borrower will file a shelf registration statement with respect to the Exchange Notes (a "SHELF
                                            REGISTRATION STATEMENT").  The Borrower and the Guarantors,
                                            jointly and severally, will pay liquidated damages in the form of increased interest of 25 basis points on the principal amount of
                                            Extended Term Loans and Exchange Notes outstanding to holders of
                                            Extended Term Loans and Exchange Notes (i) if the Shelf
                                            Registration Statement is not declared effective by the SEC within
                                            180 days of the date upon which such request is properly made, until such Shelf Registration Statement is declared effective, and
                                            (ii) during any period of time (subject to customary exceptions to be agreed upon) following the effectiveness of the Shelf
                                            Registration Statement that such Shelf Registration Statement is not available for sales thereunder.  After 12 weeks, the
                                            liquidated damages shall increase by 25 basis points, and shall increase by 25 basis points for each 12-week period thereafter to a maximum increase in interest of 100 basis points (such damages to be payable in the form of additional Extended Term Loans or
                                            Exchange Notes, as the case may be, if the interest rate thereon exceeds the applicable Proton Opco All-In Cap).  In addition, unless and until the Borrower has caused the Shelf Registration
                                            Statement to become effective, the holders of the Exchange Notes will have the right to "piggy-back" in the registration of any debt or preferred equity securities (subject to customary
                                            scale-back provisions) that are registered by the Borrower under the Securities Act (other than on a Form F-4, S-4 or S-8 or similar applicable form or an S-3 or similar form used for employee-related sales) unless all the Exchange Notes will be redeemed or repaid from the proceeds of such securities.  Borrower will be required to effect an "A/B" exchange offer to all holders of Exchange Notes within 180 days of the date on which the holders of


                                       B-1-4

                                            a majority in principal amount of the Exchange Notes then
                                            outstanding so request.


                         EXHIBIT C TO COMMITMENT LETTER

                                  PROTON HOLDCO
                        SUMMARY OF TERMS OF INTERIM LOANS


     SET FORTH BELOW IS A SUMMARY OF THE MATERIAL TERMS OF THE PROTON HOLDCO INTERIM LOANS AND THE PROTON HOLDCO INTERIM LOAN AGREEMENT. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS SET FORTH IN THE COMMITMENT LETTER TO WHICH THIS SUMMARY OF TERMS IS ATTACHED AND OF WHICH IT FORMS A PART.

BORROWER.................................   Proton Holdco.

JOINT LEAD ARRANGERS AND
JOINT BOOKRUNNERS .......................   DBSI, Citigroup, CS and LBI (collectively, in their capacity as joint lead arrangers, the "LEAD ARRANGERS").

ADMINISTRATIVE AGENT.....................   Deutsche Cayman.

SYNDICATION AGENT........................   To be determined.

DOCUMENTATION AGENT......................   To be determined.

LOANS....................................   $721,200,000(24) (the "INITIAL AMOUNT") of Senior Increasing Rate
                                            Loans, subject to increase by up to an additional $301,990,000(25)
                                            (the "ADDITIONAL AMOUNT") as provided in section (vi) of the second paragraph of the Commitment Letter to the extent Offers to
                                            Purchase are accepted by the holders of the Proton Holdco 10 3/8%
                                            Notes (collectively, the "INTERIM LOANS").

USE OF PROCEEDS..........................   Proceeds from the Initial Amount of the Interim Loans will be used to fund, in part, the Acquisition and pay fees and expenses in connection therewith and for the repayment of other indebtedness;
                                            proceeds from the Additional Amount, if any, of the Interim Loans will be used to fund a refinancing (including payment of
                                            applicable premium), in whole

------------------------
24 Amount required to be determined based on actual Closing Date and in accordance with Section 1(g) of the Commitment Letter.

25 Amount required to be determined based on 101% of expected accreted value of the Proton Holdco 10 3/8% Notes on the Closing Date; stated amount assumes a Closing Date of June 30, 2006.


                                            or in part, of the Proton Holdco 10 3/8% Notes, to the extent the extent Offers to Purchase are consummated by the holders thereof.


MATURITY.................................   365 days from the date of initial funding of the Initial Amount of the Interim Loans (the "MATURITY DATE").

FUNDING DATE.............................   In the case of the Initial Amount of the Interim Loans, the
                                            Closing Date, which shall be no later than the Commitment
                                            Termination Date, and in the case of the Additional Amount, if any, of the Interim Loans, no later than the date that is 90 days after the Closing Date.

MANDATORY ROLLOVER.......................   If the Interim Loans are not repaid in full on or prior to the
                                            Maturity Date, then the Interim Loans will, subject to the conditions outlined under "Conditions to Rollover," be extended on the Maturity Date into term loans of the Borrower due on the ninth anniversary of the Maturity Date (the "EXTENDED TERM LOANS") in an
                                            aggregate principal amount equal to the aggregate principal amount of Interim Loans so extended.  The Extended Term Loans will have the terms set forth in EXHIBIT C-1 to the Commitment Letter.
                                            Under certain circumstances, Extended Term Loans may be exchanged by the holders thereof for Exchange Notes (the "EXCHANGE NOTES").
                                            The Exchange Notes will have the terms set forth in EXHIBIT C-1 to the Commitment Letter.  The Exchange Notes will be issued, undated, on the Closing Date and placed in an escrow account and held by a mutually agreeable fiduciary pending such exchange.

CONDITIONS TO ROLLOVER...................   On the Maturity Date, unless the Borrower is subject to a
                                            bankruptcy or other insolvency proceeding, the outstanding Interim
                                            Loans will be automatically converted into Extended Term Loans;
                                            PROVIDED, HOWEVER, that if such bankruptcy or insolvency event is continuing at the scheduled rollover date but the applicable grace period, if any, set forth in the events of default provision of the Interim Loans has not expired, the rollover date shall be deferred until the earlier to occur of (i) the cure of such event or (ii) the expiration of any applicable grace period.


                                       C-2


INTEREST.................................   The Interim Loans will bear interest at a variable PER ANNUM rate equal to the sum of (i) a base rate to be selected by the Borrower on the date of funding equal to either (a) the one- or three-month
                                            London Interbank Offered Rate, reset monthly or quarterly, as the case may be (the "LIBOR RATE"), calculated on the basis of the actual number of days elapsed in a year of 360 days, or (b) the
                                            Base Rate (as defined in the Proton Credit Facilities Term Sheet), plus (ii) a spread (the "SPREAD") equal to (a) 550 basis points in case of the LIBOR Rate or (b) 450 basis points in case of the Base
                                            Rate.  The Spread will increase by 50 basis points upon the
                                            180-day anniversary of the date of the funding of the Interim
                                            Loans and each subsequent 90-day anniversary of the date of funding of the Interim Loans.  The interest rate on the Interim
                                            Loans will not at any time exceed the "Proton Holdco All-In Cap"(as defined in the Fee Letter).  Interest will be payable quarterly, in arrears, on the Maturity Date and on the date of any prepayment of the Interim Loans.  Notwithstanding the limitations set forth in this paragraph, interest will accrue on any overdue amount
                                            (whether interest or principal, including default interest), to the extent lawful, at a rate PER ANNUM equal to 200 basis points over the then current interest rate on the Interim Loans, until such amount (plus all accrued and unpaid interest thereon) is paid in full.

GUARANTEES...............................   None.

OPTIONAL REPAYMENT.......................   The Interim Loans may be repaid, in whole or in part on a pro rata basis, at the option of the Borrower at any time upon three business days' prior written notice in the case of Eurodollar
                                            Loans and upon one business day's prior written notice in the case of Base Rate Loans, at a price equal to 100% of the principal amount thereof, plus accrued fees and all accrued and unpaid interest and fees to the date of repayment, without premium or penalty, subject to, in the case of Interim Loans based on the
                                            LIBOR Rate, reimbursement of the Lenders' actual costs in the case of a prepayment of LIBOR Rate borrowings other than on the last day of the relevant interest period.


                                       C-3

MANDATORY REPAYMENT......................   The Borrower will repay Interim Loans with the net proceeds from
                                            (i) any direct or indirect public offering or private placement of the Proton Holdco Notes or the Take-Out Securities (as defined in the Fee Letter) of the Borrower, (ii) any other debt securities of the Borrower or any of the Borrower's subsidiaries or any equity securities (other than from equity securities sold or otherwise issued to the Investors or management) of the Borrower or any of the Borrower's subsidiaries, or the incurrence of any other indebtedness by the Borrower or any subsidiary of the Borrower
                                            (other than intercompany debt, debt under the Proton Credit
                                            Facilities, the Proton Opco Interim Loans, certain refinancings and certain permitted indebtedness as in effect on the Closing
                                            Date) and (iii) any future issuance or sale of stock of
                                            subsidiaries or sales of assets (subject to exceptions and reinvestment provisions to be mutually agreed) by the Borrower or any subsidiary of the Borrower, subject, in the case of clauses
                                            (ii) and (iii) only, to, among other things satisfactory to the
                                            Lead Arrangers, FIRST, any required prior repayment of any amount outstanding under (as applicable) the Existing Proton Debt or the
                                            Proton Credit Facilities, and SECOND, any required prior repayment of any amount outstanding under the Proton Opco Interim Loans, in each case at 100% of the principal amount of the Interim Loans repaid, plus accrued fees and all accrued and unpaid interest and fees to the date of the repayment, in each case subject to exceptions and baskets to be agreed which shall be customary for similar financings for entities organized or affiliated with a financial sponsor.

CHANGE OF CONTROL........................   Subject to the prior payment of the Proton Credit Facilities, each holder of Interim Loans will be entitled to require the Borrower, and the Borrower must offer, to repay the Interim Loans held by such holder at a price of 100% of the principal amount thereof, plus all accrued fees and all accrued and unpaid interest to the date of repayment, upon the occurrence of a Change of Control (the definition of which is to be to substantially similar effect as in the Existing Intelsat Holdco Notes).


                                       C-4


PAYMENTS.................................   Payments by the Borrower will be made by wire transfer of
                                            immediately available funds.

TRANSFERABILITY..........................   Each of the Interim Lenders will be free to sell or transfer all or any part of its Interim Loans to any third party (other than
                                            Disqualified Lenders) and to pledge any or all of the Interim
                                            Loans to any commercial bank or other institutional lender;
                                            PROVIDED that prior to the Maturity Date, (i) any such sale or transfer shall be consummated in consultation with the Borrower and (ii) the Initial Banks and the Additional Banks shall continue to hold, pro rata based on their respective initial Commitments as adjusted to give effect to the provisions in Section 1(d) of the
                                            Commitment Letter, at least 51% of the aggregate principal amount
                                            of Interim Loans.   Participations will be permitted; PROVIDED,
                                            THAT prior to the Maturity Date the Initial Banks and the
                                            Additional Banks shall retain, pro rata as specified above, at least 51% of the voting rights for the Interim Loans, subject to allowances for customary participation voting rights.

AMENDMENTS...............................   Amendments to substantially similar effect as in the Existing
                                            Proton Credit Facilities.

COST AND YIELD PROTECTION................   Cost and yield protection to substantially similar effect as in the Existing Proton Credit Facilities.

REPRESENTATIONS AND WARRANTIES...........   Representations and warranties to substantially similar effect as in the Existing Proton Credit Facilities.

COVENANTS................................   Covenants to substantially similar effect as in the Existing
                                            Proton Holdco Notes (it being understood that (x) any debt incurrence covenant will be more restrictive than the Existing
                                            Proton Holdco Notes and (y) restricted payments from the
                                            Restricted Payment basket shall not be permitted; PROVIDED that limited exceptions for ordinary course restricted payments, and exceptions for restricted payments that will provide moneys to enable (x) Intelsat Holdco to pay interest due on the Intelsat
                                            Holdco Notes and the Intelsat Holdco Interim Loans, as applicable and (y) Intelsat to pay interest due on the Existing Intelsat
                                            Notes, shall be permitted) and

                                       C-5

                                            maintenance covenants to be same as the Proton Credit Facilities
                                            (with financial covenants to be set at an additional cushion above the Proton Credit Facilities levels to be agreed).

CONDITIONS PRECEDENT.....................   The obligation of each of the Interism Lenders to provide or cause one of its affiliates to provide the Interim Loans will be subject to the conditions set forth in EXHIBIT F to the Commitment Letter.

EVENTS OF DEFAULT; REMEDIES..............   Events of default and remedies to substantially similar effect as in the Existing Proton Credit Facilities.

EXPENSES AND INDEMNIFICATION.............   Expenses and indemnification to substantially similar effect as in the Existing Proton Credit Facilities.

GOVERNING LAW AND FORUM..................   State of New York.



                        EXHIBIT C-1 TO COMMITMENT LETTER

                                  PROTON HOLDCO
           SUMMARY OF TERMS OF EXTENDED TERM LOANS AND EXCHANGE NOTES


     SET FORTH BELOW IS A SUMMARY OF THE MATERIAL TERMS OF THE EXTENDED TERM LOANS AND EXCHANGE NOTES FOR PROTON HOLDCO. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS SET FORTH IN THE COMMITMENT LETTER TO WHICH THIS SUMMARY OF TERMS IS ATTACHED AND OF WHICH IT FORMS A PART.



BORROWER/ISSUER..........................   Proton Holdco.

EXTENDED TERM LOANS......................   On the Maturity Date, subject to the conditions outlined under
                                            "Conditions to Rollover" above, the Interim Loans will be
                                            converted into Extended Term Loans.  The Extended Term Loans will be governed by the provisions of the Interim Loan Agreement and, except as expressly set forth below, shall have the same terms as the Interim Loans.

EXCHANGE NOTES...........................   At any time on or after the Maturity Date, a holder of Extended
                                            Term Loans may exchange, in connection with the transfer of an
                                            Extended Term Loan to any person, all or a portion of the Extended
                                            Term Loans to be transferred for Exchange Notes having a principal amount equal to the principal amount of the Term Loan for which it is exchanged; PROVIDED that the Borrower may defer the first issuance of Exchange Notes until such time as the Borrower has received requests to issue an aggregate of at least $25,000,000 in principal amount of Exchange Notes.  The Exchange Notes and the
                                            Extended Term Loans shall rank pari passu with each other.

                                            The Borrower will issue Exchange Notes under an indenture that complies with the Trust Indenture Act of 1939, as amended (the
                                            "INDENTURE").  The Borrower will appoint a trustee reasonably acceptable to the Bridge Facilities Administrative Agent.  The
                                            Exchange Notes and the Indenture will be fully executed and deposited into escrow on the Closing Date.


                                       C-1-1


MATURITY.................................   The Extended Term Loans and the Exchange Notes will mature on the ninth anniversary of the Maturity Date (the "FINAL MATURITY DATE").

INTEREST RATE............................   The Extended Term Loans will bear interest at an increasing rate equal to the Initial Rollover Rate plus the Rollover Spread (as defined below).  The interest rate on the Extended Term Loans in effect at any time shall not exceed the applicable Proton Holdco
                                            All-In Cap.  Notwithstanding the limitations set forth in this paragraph, interest will accrue on any overdue amount (whether interest or principal, including defaulted interest), to the extent lawful, at a rate per annum equal to 200 basis points over the then current interest rate, until such amount (plus all accrued and unpaid interest) is paid in full.

                                            "INITIAL ROLLOVER RATE" shall be determined as of the Maturity
                                            Date of the Interim Loans and shall equal the interest rate borne by the Interim Loans on the day immediately preceding the Maturity
                                            Date.

                                            "ROLLOVER SPREAD" shall be 50 basis points during the 90-day period commencing on the Maturity Date.  The Rollover Spread shall increase by 50 basis points upon each 90-day anniversary of the
                                            Maturity Date.

                                            The Exchange Notes will have a fixed interest rate equal to the interest rate on the Extended Term Loans at the time of the exchange into Exchange Notes.

                                            Interest on the Extended Term Loans will be payable quarterly in arrears on the last business day of each fiscal quarter of the
                                            Borrower, on the Maturity Date of the Extended Term Loans and
                                            Exchange Notes and on the date of any prepayment thereof.
                                            Interest on the Exchange Notes will be payable semiannually in arrears on the last business day of each six-month fiscal period of the Borrower, on the Maturity Date of the Extended Term Loans
                                            and Exchange Notes and on the date of any prepayment thereof.

GUARANTEES...............................   None.


                                       C-1-2


MANDATORY REPAYMENT......................   Same as Interim Loans in the case of Extended Term Loans and in the case of the Exchange Notes, only if so provided therein.

CHANGE OF CONTROL........................   Change of control to substantially similar effect as in the
                                            Interim Loans, except that the change of control offer shall be at
                                            101% of the Exchange Notes plus accrued and unpaid interest.

OPTIONAL REPAYMENT.......................   The Extended Term Loans may be voluntarily repaid on the same terms and conditions as the Senior Term Loans.

                                            The Exchange Notes will be redeemable during the first four years from the Maturity Date at any time, in whole or in part, at the option of the Borrower, subject to a redemption price equal to sum of (i) 100% of the principal amount of the Exchange Notes and (ii)
                                            a make-whole premium based on Treasuries plus 50 basis points.
                                            Thereafter, the Exchange Notes will be redeemable at par plus accrued interest plus a premium equal to 50% of the fixed interest rate coupon in effect with respect to such Exchange Notes, which premium shall decline ratably on each annual anniversary of the date of issuance of such Exchange Notes to zero two years prior to the maturity of the Exchange Notes.

YIELD PROTECTION.........................   Same as Interim Loans for Extended Term Loans only.

PAYMENTS.................................   Same as Interim Loans.

COVENANTS................................   Covenants to substantially similar effect as in the Existing
                                            Proton Holdco Notes, with restricted payments exceptions to enable the payment of interest as provided in the covenants for the
                                            Interim Loans.

EVENTS OF DEFAULT........................   Events of default to substantially similar effect as in the
                                            Existing Proton Holdco Notes.

TRANSFERABILITY..........................   Unlimited except as otherwise provided by law.

DEFEASANCE PROVISIONS....................   None with respect to Extended Term Loans.  The Exchange Notes will have defeasance provisions customary for a high yield senior note issue.


                                       C-1-3


AMENDMENTS...............................   For Extended Term Loans, same as Interim Loans. For Exchange
                                            Notes, to substantially similar effect as in the Existing Proton
                                            Holdco Notes.

REGISTRATION RIGHTS......................   Promptly upon written request by the requisite holders (the percentage of which to be agreed upon) at any time after the
                                            Maturity Date, the Borrower will file a shelf registration statement with respect to the Exchange Notes (a "SHELF
                                            REGISTRATION STATEMENT").  The Borrower and the Guarantors,
                                            jointly and severally, will pay liquidated damages in the form of increased interest of 25 basis points on the principal amount of
                                            Extended Term Loans and Exchange Notes outstanding to holders of
                                            Extended Term Loans and Exchange Notes (i) if the Shelf
                                            Registration Statement is not declared effective by the SEC within
                                            180 days of the date upon which such request is properly made, until such Shelf Registration Statement is declared effective, and
                                            (ii) during any period of time (subject to customary exceptions to be agreed upon) following the effectiveness of the Shelf
                                            Registration Statement that such Shelf Registration Statement is not available for sales thereunder.  After 12 weeks, the
                                            liquidated damages shall increase by 25 basis points, and shall increase by 25 basis points for each 12-week period thereafter to a maximum increase in interest of 100 basis points (such damages to be payable in the form of additional Extended Term Loans or
                                            Exchange Notes, as the case may be, if the interest rate thereon exceeds the applicable Proton Holdco All-In Cap).  In addition, unless and until the Borrower has caused the Shelf Registration
                                            Statement to become effective, the holders of the Exchange Notes will have the right to "piggy-back" in the registration of any debt or preferred equity securities (subject to customary
                                            scale-back provisions) that are registered by the Borrower under the Securities Act (other than on a Form F-4, S-4 or S-8 or similar applicable form or an S-3 or similar form used for employee-related sales) unless all the Exchange Notes will be redeemed or repaid from the proceeds of such securities.  Borrower will be required to effect an "A/B" exchange offer to all holders of Exchange Notes within 180 days of the date on which
                                            the holders of a majority in principal amount of the Exchange
                                            Notes then outstanding so request.

                                       C-1-4

                         EXHIBIT D TO COMMITMENT LETTER

                                  INTELSAT OPCO
                        SUMMARY OF TERMS OF INTERIM LOANS



     SET FORTH BELOW IS A SUMMARY OF THE MATERIAL TERMS OF THE INTELSAT OPCO INTERIM LOANS AND THE INTELSAT OPCO INTERIM LOAN AGREEMENT. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS SET FORTH IN THE COMMITMENT LETTER TO WHICH THIS SUMMARY OF TERMS IS ATTACHED AND OF WHICH IT FORMS A PART.



BORROWER.................................   Intelsat Opco and (if applicable) Intelsat Holdco.

JOINT LEAD ARRANGERS AND
JOINT BOOKRUNNERS .......................   DBSI, Citigroup, CS and LBI (collectively, in their capacity as joint lead arrangers, the "LEAD ARRANGERS").

ADMINISTRATIVE AGENT.....................   Deutsche Cayman.

SYNDICATION AGENT........................   To be determined.

DOCUMENTATION AGENT......................   To be determined.

LOANS....................................   $557,000,000(26) of Senior Increasing Rate Loans (the "INTERIM
                                            LOANS"), of which up to $357,000,000(27) may be borrowed by Intelsat
                                            Holdco with guarantees from Intelsat Opco and its subsidiaries that guarantee the Existing Intelsat Opco Notes.

USE OF PROCEEDS..........................   Proceeds from the Interim Loans will be used to fund, in part, the
                                            Acquisition and pay fees and expenses in connection therewith and for the repayment of other indebtedness.

MATURITY.................................   365 days from the date of initial funding (the "MATURITY DATE").

--------------------------

26 Amount required to be determined based on actual Closing Date and in accordance with Section 1(g) of the
  Commitment Letter.

27 Amount required to be determined based on actual Closing Date and in accordance with Section 1(g) of the
  Commitment Letter.








FUNDING DATE.............................   The Closing Date, which shall be no later than the Commitment
                                            Termination Date.

MANDATORY ROLLOVER.......................   If the Interim Loans are not repaid in full on or prior to the
                                            Maturity Date, then the Interim Loans will, subject to the conditions outlined under "Conditions to Rollover," be extended on the Maturity Date into term loans of the relevant Borrower due on the ninth anniversary of the Maturity Date (the "EXTENDED TERM
                                            LOANS") in an aggregate principal amount equal to the aggregate principal amount of Interim Loans so extended.  The Extended Term
                                            Loans will have the terms set forth in EXHIBIT D-1 to the
                                            Commitment Letter.  Under certain circumstances, Extended Term
                                            Loans may be exchanged by the holders thereof for Exchange Notes
                                            (the "EXCHANGE NOTES").  The Exchange Notes will have the terms set forth in EXHIBIT D-1 to the Commitment Letter.  The Exchange
                                            Notes will be issued, undated, on the Closing Date and placed in an escrow account and held by a mutually agreeable fiduciary pending such exchange.

CONDITIONS TO ROLLOVER...................   On the Maturity Date, unless the relevant Borrower is subject to a bankruptcy or other insolvency proceeding, the outstanding Interim
                                            Loans will be automatically converted into Extended Term Loans;
                                            PROVIDED, HOWEVER, that if such bankruptcy or insolvency event is continuing at the scheduled rollover date but the applicable grace period, if any, set forth in the events of default provision of the Interim Loans has not expired, the rollover date shall be deferred until the earlier to occur of (i) the cure of such event or (ii) the expiration of any applicable grace period.

INTEREST.................................   The Interim Loans will bear interest at a variable PER ANNUM rate equal to the sum of (i) a base rate to be selected by the relevant
                                            Borrower on the date of funding equal to either (a) the one- or three-month London Interbank Offered Rate, reset monthly or quarterly, as the case may be (the "LIBOR RATE"), calculated on the basis of the actual number of days elapsed in a year of 360 days, or (b) the Base Rate (as defined in the Intelsat Credit
                                            Facilities Term Sheet), plus (ii) a spread (the "SPREAD") equal to
                                            (a)


                                       D-2


                                            475 basis points in case of the LIBOR Rate or (b) 375 basis points in case of the Base Rate.  The Spread will increase by 50 basis points upon the 180-day anniversary of the date of the funding of the Interim Loans and each subsequent 90-day
                                            anniversary of the date of funding of the Interim Loans.  The interest rate on the Interim Loans will not at any time exceed the "Intelsat Opco All-In Cap" (as defined in the Fee Letter).
                                            Interest will be payable quarterly, in arrears, on the Maturity
                                            Date and on the date of any prepayment of the Interim Loans.
                                            Notwithstanding the limitations set forth in this paragraph, interest will accrue on any overdue amount (whether interest or principal, including default interest), to the extent lawful, at a rate PER ANNUM equal to 200 basis points over the then current interest rate on the Interim Loans, until such amount (plus all accrued and unpaid interest thereon) is paid in full.

GUARANTEES...............................   Same as Existing Intelsat Opco Notes plus, for up to
                                            $357,000,000(28) in aggregate principal amount of the Interim Loans borrowed by Intelsat Holdco, a guarantee by Intelsat Opco and its subsidiaries that guarantee the Existing Intelsat Opco Notes.  A subsidiary's guarantee will be released upon the sale of such subsidiary, subject to use of the proceeds therefrom (to the extent required under "Mandatory Repayment" below) to repay
                                            Interim Loans and/or borrowings under the Existing Intelsat Credit
                                            Facilities.

OPTIONAL REPAYMENT.......................   The Interim Loans may be repaid, in whole or in part on a pro rata basis, at the option of the relevant Borrower at any time upon three business days' prior written notice in the case of
                                            Eurodollar Loans and upon one business day's prior written notice in the case of Base Rate Loans, at a price equal to 100% of the principal amount thereof, plus accrued fees and all accrued and unpaid interest and fees to the date of repayment, without premium or penalty,



-----------------------------
28 Amount required to be determined based on actual Closing Date and in accordance with Section 1(g) of the Commitment Letter.



                                            subject to, in the case of Interim Loans based on the LIBOR Rate, reimbursement of the Lenders' actual costs in the case
                                            of a prepayment of LIBOR Rate borrowings other than on the last day of the relevant interest period.

MANDATORY REPAYMENT......................   The relevant Borrower will repay Interim Loans with the net proceeds from (i) any direct or indirect public offering or private placement of the Intelsat Opco Notes or the Take-Out
                                            Securities (as defined in the Fee Letter) of the Borrower, (ii)
                                            any other debt securities of the Borrower or any of the Borrower's subsidiaries or any equity securities (other than from equity securities sold or otherwise issued to the Investors or
                                            management) of the Borrower, or the incurrence of any other indebtedness by the Borrower or any subsidiary of the Borrower
                                            (other than intercompany debt, debt under the Intelsat Credit
                                            Facilities, certain refinancings and certain permitted
                                            indebtedness as in effect on the Closing Date) and (iii) any future issuance or sale of stock of subsidiaries or sales of assets (subject to exceptions and reinvestment provisions to be mutually agreed) by the relevant Borrower or any subsidiary of the
                                            Borrower, subject, in the case of clauses (ii) and (iii) only, to, among other things satisfactory to the Lead Arrangers, any required prior repayment of any amount outstanding under (as applicable) the Existing Intelsat Opco Notes, the Existing
                                            Intelsat Credit Facilities or the Intelsat Credit Facilities, in
                                            each case at 100% of the principal amount of the Interim Loans repaid, plus accrued fees and all accrued and unpaid interest and fees to the date of the repayment, in each case subject to exceptions and baskets to be agreed which shall be customary for similar financings for entities organized or affiliated with a financial sponsor.

CHANGE OF CONTROL........................   Subject to the prior payment of the Existing Intelsat Credit
                                            Facilities (in the case of Interim Loans borrowed by Intelsat
                                            Opco), each holder of Interim Loans will be entitled to require the relevant Borrower, and the relevant Borrower must offer, to repay the Interim Loans held by such holder at a price of 100% of the principal amount thereof, plus all accrued fees and all accrued and unpaid interest to


                                       D-4


                                            the date of repayment, upon the occurrence of a Change of Control
                                            (the definition of which is to be to substantially similar effect as the Existing Intelsat Credit Facilities).

PAYMENTS.................................   Payments by the relevant Borrower will be made by wire transfer of immediately available funds.

TRANSFERABILITY..........................   Each of the Interim Lenders will be free to sell or transfer all or any part of its Interim Loans to any third party (other than
                                            Disqualified Lenders) and to pledge any or all of the Interim
                                            Loans to any commercial bank or other institutional lender;
                                            PROVIDED that prior to the Maturity Date, (i) any such sale or transfer shall be consummated in consultation with the relevant
                                            Borrower and (ii) the Initial Banks and the Additional Banks shall continue to hold, pro rata based on their respective initial
                                            Commitments as adjusted to give effect to the provisions in
                                            Section 1(d) of the Commitment Letter, at least 51% of the
                                            aggregate principal amount of Interim Loans.   Participations will
                                            be permitted; PROVIDED, THAT prior to the Maturity Date the
                                            Initial Banks and the Additional Banks shall retain, pro rata as specified above, at least 51% of the voting rights for the Interim
                                            Loans, subject to allowances for customary participation voting rights.

AMENDMENTS...............................   Amendments to substantially similar effect as in the Existing
                                            Intelsat Credit Facilities.

COST AND YIELD PROTECTION................   Cost and yield protection to substantially similar effect as in the Existing Intelsat Credit Facilities.

REPRESENTATIONS AND WARRANTIES...........   Representations and warranties to substantially similar effect as in the Existing Intelsat Credit Facilities.

COVENANTS................................   Covenants to substantially similar effect as in the Existing
                                            Intelsat Opco Notes (it being understood that (x) any debt incurrence covenant will be more restrictive than the Existing
                                            Intelsat Opco Notes (provided that with respect to any Interim
                                            Loans borrowed by Intelsat Holdco and guaranteed by Intelsat Opco and certain specified subsidiaries, covenants shall be no more restrictive than as described



                                       D-5


                                            in EXHIBIT E to the Commitment Letter) and (y) restricted payments from the Restricted Payment basket shall not be permitted; PROVIDED that limited exceptions for ordinary course restricted payments, and exceptions for restricted payments that will provide moneys to enable
                                            (x)Intelsat Holdco to pay interest due on the Intelsat Holdco Notes and the Intelsat Holdco Interim Loans, as applicable and (y)
                                            Intelsat to pay interest due on the Existing Intelsat Notes, shall be permitted) and maintenance covenants to be same as the Intelsat
                                            Credit Facility (with financial covenants to be set at an
                                            additional cushion above the Intelsat Credit Facility levels to be agreed).

CONDITIONS PRECEDENT.....................   The obligation of each of the Interim Lenders to provide or cause one of its affiliates to provide the Interim Loans will be subject to the conditions set forth in EXHIBIT F to the Commitment Letter.

EVENTS OF DEFAULT; REMEDIES..............   Events of default and remedies to substantially similar effect as in the Existing Intelsat Credit Facilities.

EXPENSES AND INDEMNIFICATION.............   Expenses and indemnification to substantially similar effect as in the Existing Intelsat Credit Facilities.

GOVERNING LAW AND FORUM..................   State of New York.


                        EXHIBIT D-1 TO COMMITMENT LETTER

                                  INTELSAT OPCO
           SUMMARY OF TERMS OF EXTENDED TERM LOANS AND EXCHANGE NOTES


     SET FORTH BELOW IS A SUMMARY OF THE MATERIAL TERMS OF THE EXTENDED TERM LOANS AND EXCHANGE NOTES FOR INTELSAT OPCO. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS SET FORTH IN THE COMMITMENT LETTER TO WHICH THIS SUMMARY OF TERMS IS ATTACHED AND OF WHICH IT FORMS A PART.


BORROWER/ISSUER..........................   Intelsat Opco and (if applicable) Intelsat Holdco.

EXTENDED TERM LOANS......................   On the Maturity Date, subject to the conditions outlined under
                                            "Conditions to Rollover" above, the Interim Loans will be
                                            converted into Extended Term Loans.  The Extended Term Loans will be governed by the provisions of the Interim Loan Agreement and, except as expressly set forth below, shall have the same terms as the Interim Loans.

EXCHANGE NOTES...........................   At any time on or after the Maturity Date, a holder of Extended
                                            Term Loans may exchange, in connection with the transfer of an
                                            Extended Term Loan to any person, all or a portion of the Extended
                                            Term Loans to be transferred for Exchange Notes having a principal amount equal to the principal amount of the Term Loan for which it is exchanged; PROVIDED that the relevant Borrower may defer the first issuance of Exchange Notes until such time as the relevant
                                            Borrower has received requests to issue an aggregate of at least
                                            $25,000,000 in principal amount of Exchange Notes.  The Exchange
                                            Notes and the Extended Term Loans shall rank pari passu with each other.

                                            The relevant Borrower will issue Exchange Notes under an indenture that complies with the Trust Indenture Act of 1939, as amended
                                            (the "INDENTURE").  The relevant Borrower will appoint a trustee reasonably acceptable to the Bridge Facilities Administrative
                                            Agent.  The Exchange Notes and the Indenture will be fully executed and deposited into escrow on the Closing Date.


                                       D-1-1


MATURITY.................................   The Extended Term Loans and the Exchange Notes will mature on the ninth anniversary of the Maturity Date (the "FINAL MATURITY DATE").

INTEREST RATE............................   The Extended Term Loans will bear interest at an increasing rate equal to the Initial Rollover Rate plus the Rollover Spread (as defined below).  The interest rate on the Extended Term Loans in effect at any time shall not exceed the applicable Intelsat Opco
                                            All-In Cap.  Notwithstanding the limitations set forth in this paragraph, interest will accrue on any overdue amount (whether interest or principal, including defaulted interest), to the extent lawful, at a rate PER ANNUM equal to 200 basis points over the then current interest rate, until such amount (plus all accrued and unpaid interest) is paid in full.

                                            "INITIAL ROLLOVER RATE" shall be determined as of the Maturity
                                            Date of the Interim Loans and shall equal the interest rate borne by the Interim Loans on the day immediately preceding the Maturity
                                            Date.

                                            "ROLLOVER SPREAD" shall be 50 basis points during the 90-day period commencing on the Maturity Date.  The Rollover Spread shall increase by 50 basis points upon each 90-day anniversary of the
                                            Maturity Date.

                                            The Exchange Notes will have a fixed interest rate equal to the interest rate on the Extended Term Loans at the time of the exchange into Exchange Notes.

                                            Interest on the Extended Term Loans will be payable quarterly in arrears on the last business day of each fiscal quarter of the relevant Borrower, on the Maturity Date of the Extended Term Loans
                                            and Exchange Notes and on the date of any prepayment thereof.
                                            Interest on the Exchange Notes will be payable semiannually in arrears on the last business day of each six-month fiscal period of the relevant Borrower, on the Maturity Date of the Extended
                                            Term Loans and Exchange Notes and on the date of any prepayment thereof.

GUARANTEES...............................   Same as Interim Loans.


                                       D-1-2


MANDATORY REPAYMENT......................   Same as Interim Loans in the case of Extended Term Loans and in the case of the Exchange Notes, only if so provided therein.

CHANGE OF CONTROL........................   Change of control to substantially similar effect as in the
                                            Interim Loans, except that the change of control offer shall be at
                                            101% of the Exchange Notes plus accrued and unpaid interest.

OPTIONAL REPAYMENT.......................   The Extended Term Loans may be voluntarily repaid on the same terms and conditions as the Senior Term Loans.

                                            The Exchange Notes will be redeemable during the first four years from the Maturity Date at any time, in whole or in part, at the option of the relevant Borrower, subject to a redemption price equal to sum of (i) 100% of the principal amount of the Exchange
                                            Notes and (ii) a make-whole premium based on Treasuries plus 50 basis points.  Thereafter, the Exchange Notes will be redeemable at par plus accrued interest plus a premium equal to 50% of the fixed interest rate coupon in effect with respect to such Exchange
                                            Notes, which premium shall decline ratably on each annual
                                            anniversary of the date of issuance of such Exchange Notes to zero two years prior to the maturity of the Exchange Notes.

YIELD PROTECTION.........................   Same as Interim Loans for Extended Term Loans only.

PAYMENTS.................................   Same as Interim Loans.

COVENANTS................................   Covenants to substantially similar effect as in the Existing
                                            Intelsat Opco Notes, with restricted payments exceptions to enable the payment of interest as provided in the covenants for the
                                            Interim Loans.

EVENTS OF DEFAULT........................   Events of default to substantially similar effect as in the
                                            Existing Intelsat Opco Notes.

TRANSFERABILITY..........................   Unlimited except as otherwise provided by law.

DEFEASANCE PROVISIONS....................   None with respect to Extended Term Loans.  The Exchange Notes will have defeasance provisions customary for a high yield senior note issue.


                                       D-1-3


AMENDMENTS...............................   For Extended Term Loans, same as Interim Loans. For Exchange
                                            Notes, to substantially similar effect as in the Existing Intelsat
                                            Opco Notes.

REGISTRATION RIGHTS......................   Promptly upon written request by the requisite holders (the percentage of which to be agreed upon) at any time after the
                                            Maturity Date, the relevant Borrower will file a shelf
                                            registration statement with respect to the Exchange Notes (a
                                            "SHELF REGISTRATION STATEMENT").  The relevant Borrower and
                                            Guarantors, jointly and severally, will pay liquidated damages in the form of increased interest of 25 basis points on the principal amount of Extended Term Loans and Exchange Notes outstanding to holders of Extended Term Loans and Exchange Notes (i) if the Shelf
                                            Registration Statement is not declared effective by the SEC within
                                            180 days of the date upon which such request is properly made, until such Shelf Registration Statement is declared effective, and
                                            (ii) during any period of time (subject to customary exceptions to be agreed upon) following the effectiveness of the Shelf
                                            Registration Statement that such Shelf Registration Statement is not available for sales thereunder.  After 12 weeks, the
                                            liquidated damages shall increase by 25 basis points, and shall increase by 25 basis points for each 12-week period thereafter to a maximum increase in interest of 100 basis points (such damages to be payable in the form of additional Extended Term Loans or
                                            Exchange Notes, as the case may be, if the interest rate thereon exceeds the applicable Intelsat Opco All-In Cap).  In addition, unless and until the relevant Borrower has caused the Shelf
                                            Registration Statement to become effective, the holders of the
                                            Exchange Notes will have the right to "piggy-back" in the
                                            registration of any debt or preferred equity securities (subject to customary scale-back provisions) that are registered by such
                                            Borrower under the Securities Act (other than on a Form F-4, S-4 or S-8 or similar applicable form or an S-3 or similar form used for employee-related sales) unless all the Exchange Notes will be redeemed or repaid from the proceeds of such securities.  The relevant Borrower will be required to effect an "A/B" exchange offer to all holders of Exchange Notes within 180 days of the date on which the holders of a majority


                                       D-1-4



                                            in principal amount of the Exchange Notes then outstanding so request.


                                       D-1-5

                         EXHIBIT E TO COMMITMENT LETTER

                                 INTELSAT HOLDCO
                        SUMMARY OF TERMS OF INTERIM LOANS


     SET FORTH BELOW IS A SUMMARY OF THE MATERIAL TERMS OF THE INTELSAT HOLDCO INTERIM LOANS AND THE INTELSAT HOLDCO INTERIM LOAN AGREEMENT. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS SET FORTH IN THE COMMITMENT LETTER TO WHICH THIS SUMMARY OF TERMS IS ATTACHED AND OF WHICH IT FORMS A PART.



BORROWER.................................   Intelsat Holdco.

JOINT LEAD ARRANGERS AND
JOINT BOOKRUNNERS .......................   DBSI, Citigroup, CS and LBI (collectively, in their capacity as joint lead arrangers, the "LEAD ARRANGERS").

ADMINISTRATIVE AGENT.....................   Deutsche Cayman.

SYNDICATION AGENT........................   To be determined.

DOCUMENTATION AGENT......................   To be determined.

LOANS....................................   $1,415,500,000(29) of Senior Increasing Rate Loans (the "INTERIM
                                            LOANS").

USE OF PROCEEDS..........................   Proceeds from the Interim Loans will be used to fund, in part, the
                                            Acquisition and pay fees and expenses in connection therewith and for the repayment of other indebtedness.

MATURITY.................................   365 days from the date of initial funding (the "MATURITY DATE").

FUNDING DATE.............................   The Closing Date, which shall be no later than the Commitment
                                            Termination Date.

MANDATORY ROLLOVER.......................   If the Interim Loans are not repaid in full on or prior to the
                                            Maturity Date, then the Interim Loans will, subject to the conditions outlined under "Conditions


------------------------
29 Amount required to be determined based on actual Closing Date and in accordance with Section 1(g) of the Commitment Letter, and subject to reduction by the net proceeds received in connection with permitted asset sales on or prior to the Closing Date.

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                                            to Rollover," be extended on the Maturity Date into term loans of the Borrower due on the ninth anniversary of the Maturity
                                            Date (the "EXTENDED TERM LOANS") in an aggregate principal amount equal to the aggregate principal amount of Interim Loans so extended.
                                            The Extended Term Loans will have the terms set forth in EXHIBIT
                                            E-1 to the Commitment Letter.  Under certain circumstances, Extended
                                            Term Loans may be exchanged by the holders thereof for Exchange Notes
                                            (the "EXCHANGE NOTES").  The Exchange Notes will have the terms set forth in EXHIBIT E-1 to the Commitment Letter.  The Exchange Notes
                                            will be issued, undated, on the Closing Date and placed in an escrow account and held by a mutually agreeable fiduciary pending such exchange.

CONDITIONS TO ROLLOVER...................   On the Maturity Date, unless the Borrower is subject to a
                                            bankruptcy or other insolvency proceeding, the outstanding Interim
                                            Loans will be automatically converted into Extended Term Loans;
                                            PROVIDED, HOWEVER, that if such bankruptcy or insolvency event is continuing at the scheduled rollover date but the applicable grace period, if any, set forth in the events of default provision of the Interim Loans has not expired, the rollover date shall be deferred until the earlier to occur of (i) the cure of such event or (ii) the expiration of any applicable grace period.

INTEREST.................................   The Interim Loans will bear interest at a variable PER ANNUM rate equal to the sum of (i) a base rate to be selected by the Borrower on the date of funding equal to either (a) the one- or three-month
                                            London Interbank Offered Rate, reset monthly or quarterly, as the case may be (the "LIBOR RATE"), calculated on the basis of the actual number of days elapsed in a year of 360 days, or (b) the
                                            Base Rate (as defined in the Intelsat Credit Facilities Term
                                            Sheet), plus (ii) a spread (the "SPREAD") equal to (a) 600 basis points in case of the LIBOR Rate or (b) 500 basis points in case of the Base Rate.  The Spread will increase by 50 basis points upon the 180-day anniversary of the date of the funding of the
                                            Interim Loans and each subsequent 90-day anniversary of the date of funding of the Interim Loans.  The interest rate on the Interim
                                            Loans will not at any time exceed


                                       E-2



                                            the "Intelsat Holdco All-In Cap" (as defined in the Fee Letter).  Interest will be payable quarterly, in arrears, on the Maturity Date and on the date of any prepayment of the Interim Loans.  Notwithstanding the limitations set forth in this paragraph, interest will accrue on any overdue amount
                                            (whether interest or principal, including default interest), to the extent lawful, at a rate PER ANNUM equal to 200 basis points over the then current interest rate on the Interim Loans, until such amount (plus all accrued and unpaid interest thereon) is paid in full.

GUARANTEES...............................   None.

OPTIONAL REPAYMENT.......................   The Interim Loans may be repaid, in whole or in part on a pro rata basis, at the option of the Borrower at any time upon three business days' prior written notice in the case of Eurodollar
                                            Loans and upon one business day's prior written notice in the case of Base Rate Loans, at a price equal to 100% of the principal amount thereof, plus accrued fees and all accrued and unpaid interest and fees to the date of repayment, without premium or penalty, subject to, in the case of Interim Loans based on the
                                            LIBOR Rate, reimbursement of the Lenders' actual costs in the case of a prepayment of LIBOR Rate borrowings other than on the last day of the relevant interest period.

MANDATORY REPAYMENT......................   The Borrower will repay Interim Loans with the net proceeds from
                                            (i) any direct or indirect public offering or private placement of the Intelsat Holdco Notes or the Take-Out Securities (as defined in the Fee Letter) of the Borrower, (ii) any other debt securities of the Borrower or any of the Borrower's subsidiaries (other than
                                            Proton Holdco or any subsidiary of Proton Holdco) or any equity securities (other than from equity securities sold or otherwise issued to the Investors or management) of the Borrower or any such subsidiary of the Borrower, or the incurrence of any other indebtedness by the Borrower or any such subsidiary of the
                                            Borrower (other than intercompany debt, the Intelsat Opco Interim
                                            Loans, the Intelsat Credit Facilities, certain refinancings and certain permitted indebtedness as in effect on the Closing Date)
                                            and (iii) any future issu-


                                       E-3


                                            ance or sale of stock of any such subsidiaries of the Borrower or sales of assets (subject to exceptions and reinvestment provisions to be mutually agreed) by the Borrower or any such subsidiary of the
                                            Borrower, subject, in the case of clauses (ii) and (iii) only, to, among other things satisfactory to the Lead Arrangers, FIRST, any required prior repayment of any amount outstanding under (as applicable)
                                            the Existing Intelsat Opco Notes, the Existing Intelsat Holdco Notes,
                                            the Existing Intelsat Credit Facilities or the Intelsat Credit
                                            Facilities, and SECOND, any required prepayment of any amounts outstanding under the Intelsat Opco Interim Loans, in each case at
                                            100% of the principal amount of the Interim Loans repaid, plus accrued fees and all accrued and unpaid interest and fees to the date of the repayment, in each case subject to exceptions and baskets to be agreed which shall be customary for similar
                                            financings for entities organized or affiliated with a financial sponsor.

CHANGE OF CONTROL........................   Subject to the prior payment of the Existing Intelsat Credit
                                            Facilities, each holder of Interim Loans will be entitled to require the Borrower, and the Borrower must offer, to repay the
                                            Interim Loans held by such holder at a price of 100% of the principal amount thereof, plus all accrued fees and all accrued and unpaid interest to the date of repayment, upon the occurrence of a Change of Control (the definition of which is to be to substantially similar effect as the Existing Intelsat Holdco
                                            Notes).

PAYMENTS.................................   Payments by the Borrower will be made by wire transfer of
                                            immediately available funds.

TRANSFERABILITY..........................   Each of the Interim Lenders will be free to sell or transfer all or any part of its Interim Loans to any third party (other than
                                            Disqualified Lenders) and to pledge any or all of the Interim
                                            Loans to any commercial bank or other institutional lender;
                                            PROVIDED that prior to the Maturity Date, (i) any such sale or transfer shall be consummated in consultation with the Borrower and (ii) the Initial Banks and the Additional Banks shall continue to hold, pro rata based on their respective initial Commitments as adjusted to give effect to the provisions in Section 1(d) of the


                                       E-4


                                            Commitment Letter, at least 51% of the aggregate principal amount of Interim Loans.  Participations will be permitted; PROVIDED,
                                            THAT prior to the Maturity Date the Initial Banks and the
                                            Additional Banks shall retain, pro rata as specified above, at least 51% of the voting rights for the Interim Loans, subject to allowances for customary participation voting rights.

AMENDMENTS...............................   Amendments to substantially similar effect as in the Existing
                                            Intelsat Credit Facilities.

COST AND YIELD PROTECTION................   Costs and yield protection to substantially similar effect as in the Existing Intelsat Credit Facilities.

REPRESENTATIONS AND WARRANTIES...........   Representations and warranties to substantially similar effect as in the Existing Intelsat Credit Facilities.

COVENANTS................................   Covenants to substantially similar effect as in the Existing
                                            Intelsat Holdco Notes (it being understood that (x) a debt incurrence covenant will be set at a level of 6.25 times and (y)
                                            restricted payments from the Restricted Payment basket shall not be permitted; PROVIDED that limited exceptions for ordinary course restricted payments, and exceptions for restricted payments that will provide moneys to enable Intelsat to pay interest due on the
                                            Existing Intelsat Notes, shall be permitted) and maintenance covenants to be same as the Intelsat Credit Facilities (with financial covenants to be set at an additional cushion above the
                                            Intelsat Credit Facilities levels to be agreed), taking into account where the debt is located in the overall capital structure.

CONDITIONS PRECEDENT.....................   The obligation of each of the Interim Lenders to provide or cause one of its affiliates to provide the Interim Loans will be subject to the conditions set forth in EXHIBIT F to the Commitment Letter.

EVENTS OF DEFAULT; REMEDIES..............   Events of default and remedies to substantially similar effect as in the Existing Intelsat Credit Facilities.



                                       E-5


EXPENSES AND INDEMNIFICATION.............   Expenses and indemnification to substantially similar effect as in the Existing Intelsat Credit Facilities.

GOVERNING LAW AND FORUM..................   State of New York.



                        EXHIBIT E-1 TO COMMITMENT LETTER

                                 INTELSAT HOLDCO
           SUMMARY OF TERMS OF EXTENDED TERM LOANS AND EXCHANGE NOTES


     SET FORTH BELOW IS A SUMMARY OF THE MATERIAL TERMS OF THE EXTENDED TERM LOANS AND EXCHANGE NOTES FOR INTELSAT HOLDCO. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS SET FORTH IN THE COMMITMENT LETTER TO WHICH THIS SUMMARY OF TERMS IS ATTACHED AND OF WHICH IT FORMS A PART.


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BORROWER/ISSUER..........................   Intelsat Holdco.

EXTENDED TERM LOANS......................   On the Maturity Date, subject to the conditions outlined under
                                            "Conditions to Rollover" above, the Interim Loans will be
                                            converted into Extended Term Loans.  The Extended Term Loans will be governed by the provisions of the Interim Loan Agreement and, except as expressly set forth below, shall have the same terms as the Interim Loans.

EXCHANGE NOTES...........................   At any time on or after the Maturity Date, a holder of Extended
                                            Term Loans may exchange, in connection with the transfer of an
                                            Extended Term Loan to any person, all or a portion of the Extended
                                            Term Loans to be transferred for Exchange Notes having a principal amount equal to the principal amount of the Term Loan for which it is exchanged; PROVIDED that the Borrower may defer the first issuance of Exchange Notes until such time as the Borrower has received requests to issue an aggregate of at least $25,000,000 in principal amount of Exchange Notes.  The Exchange Notes and the
                                            Extended Term Loans shall rank pari passu with each other.

                                            The Borrower will issue Exchange Notes under an indenture that complies with the Trust Indenture Act of 1939, as amended (the
                                            "INDENTURE").  The Borrower will appoint a trustee reasonably acceptable to the Bridge Facilities Administrative Agent.  The
                                            Exchange Notes and the Indenture will be fully executed and deposited into escrow on the Closing Date.


                                       E-1-1

MATURITY.................................   The Extended Term Loans and the Exchange Notes will mature on the ninth anniversary of the Maturity Date (the "FINAL MATURITY DATE").

INTEREST RATE............................   The Extended Term Loans will bear interest at an increasing rate equal to the Initial Rollover Rate plus the Rollover Spread (as defined below).  The interest rate on the Extended Term Loans in effect at any time shall not exceed the applicable Intelsat Holdco
                                            All-In Cap.  Notwithstanding the limitations set forth in this paragraph, interest will accrue on any overdue amount (whether interest or principal, including defaulted interest), to the extent lawful, at a rate per annum equal to 200 basis points over the then current interest rate, until such amount (plus all accrued and unpaid interest) is paid in full.

                                            "INITIAL ROLLOVER RATE" shall be determined as of the Maturity
                                            Date of the Interim Loans and shall equal the interest rate borne by the Interim Loans on the day immediately preceding the Maturity
                                            Date.

                                            "ROLLOVER SPREAD" shall be 50 basis points during the 90-day period commencing on the Maturity Date.  The Rollover Spread shall increase by 50 basis points upon each 90-day anniversary of the
                                            Maturity Date.

                                            The Exchange Notes will have a fixed interest rate equal to the interest rate on the Extended Term Loans at the time of the exchange into Exchange Notes.

                                            Interest on the Extended Term Loans will be payable quarterly in arrears on the last business day of each fiscal quarter of the
                                            Borrower, on the Maturity Date of the Extended Term Loans and
                                            Exchange Notes and on the date of any prepayment thereof.
                                            Interest on the Exchange Notes will be payable semiannually in arrears on the last business day of each six-month fiscal period of the Borrower, on the Maturity Date of the Extended Term Loans
                                            and Exchange Notes and on the date of any prepayment thereof.

GUARANTEES...............................   None.



                                       E-1-2

MANDATORY REPAYMENT......................   Same as Interim Loans in the case of Extended Term Loans and in the case of the Exchange Notes, only if so provided therein.

CHANGE OF CONTROL........................   Change of control to substantially similar effect as in the
                                            Interim Loans, except that the change of control offer shall be at
                                            101% of the Exchange Notes plus accrued and unpaid interest.

OPTIONAL REPAYMENT.......................   The Extended Term Loans may be voluntarily repaid on the same terms and conditions as the Senior Term Loans.

                                            The Exchange Notes will be redeemable during the first four years from the Maturity Date at any time, in whole or in part, at the option of the Borrower, subject to a redemption price equal to sum of (i) 100% of the principal amount of the Exchange Notes and (ii)
                                            a make-whole premium based on Treasuries plus 50 basis points.
                                            Thereafter, the Exchange Notes will be redeemable at par plus accrued interest plus a premium equal to 50% of the fixed interest rate coupon in effect with respect to such Exchange Notes, which premium shall decline ratably on each annual anniversary of the date of issuance of such Exchange Notes to zero two years prior to the maturity of the Exchange Notes.

YIELD PROTECTION.........................   Same as Interim Loans for Extended Term Loans only.

PAYMENTS.................................   Same as Interim Loans.

COVENANTS................................   Covenants to substantially similar effect as in the Existing
                                            Intelsat Holdco Notes, provided that a debt incurrence covenant will be set at a level of 6.75 times.

EVENTS OF DEFAULT........................   Events of default to substantially similar effect as in the
                                            Existing Intelsat Holdco Notes.

TRANSFERABILITY..........................   Unlimited except as otherwise provided by law.

DEFEASANCE PROVISIONS....................   None with respect to Extended Term Loans.  The Exchange Notes will have defeasance provisions customary for a high yield senior note issue.


                                       E-1-3

AMENDMENTS...............................   For Extended Term Loans, same as Interim Loans. For Exchange
                                            Notes, to substantially similar effect as in the Existing Intelsat
                                            Holdco Notes.

REGISTRATION RIGHTS......................   Promptly upon written request by the requisite holders (the percentage of which to be agreed upon) at any time after the
                                            Maturity Date, the Borrower will file a shelf registration statement with respect to the Exchange Notes (a "SHELF
                                            REGISTRATION STATEMENT").  The Borrower and the Guarantors,
                                            jointly and severally, will pay liquidated damages in the form of increased interest of 25 basis points on the principal amount of
                                            Extended Term Loans and Exchange Notes outstanding to holders of
                                            Extended Term Loans and Exchange Notes (i) if the Shelf
                                            Registration Statement is not declared effective by the SEC within
                                            180 days of the date upon which such request is properly made, until such Shelf Registration Statement is declared effective, and
                                            (ii) during any period of time (subject to customary exceptions to be agreed upon) following the effectiveness of the Shelf
                                            Registration Statement that such Shelf Registration Statement is not available for sales thereunder.  After 12 weeks, the
                                            liquidated damages shall increase by 25 basis points, and shall increase by 25 basis points for each 12-week period thereafter to a maximum increase in interest of 100 basis points (such damages to be payable in the form of additional Extended Term Loans or
                                            Exchange Notes, as the case may be, if the interest rate thereon exceeds the applicable Intelsat Holdco All-In Cap).  In addition, unless and until the Borrower has caused the Shelf Registration
                                            Statement to become effective, the holders of the Exchange Notes will have the right to "piggy-back" in the registration of any debt or preferred equity securities (subject to customary
                                            scale-back provisions) that are registered by the Borrower under the Securities Act (other than on a Form F-4, S-4 or S-8 or similar applicable form or an S-3 or similar form used for employee-related sales) unless all the Exchange Notes will be redeemed or repaid from the proceeds of such securities.  Borrower will be required to effect an "A/B" exchange offer to all holders of Exchange Notes within 180 days of the date on which


                                       E-1-4


                                            the holders of a majority in principal amount of the Exchange
                                            Notes then outstanding so request.



                                       E-1-5

                         EXHIBIT F TO COMMITMENT LETTER

                               FUNDING CONDITIONS


     Capitalized terms used but not defined herein have the meanings assigned to them in the Commitment Letter to which this EXHIBIT F is attached and of which it forms a part. The availability of the Interim Loans and the Credit Facilities is conditioned upon satisfaction of the conditions precedent set forth below. The date upon which all such conditions precedent shall be satisfied and the Interim Loans and Credit Facilities will be funded shall be the Closing Date.



(a) Each Credit Party shall have executed and delivered the Credit Documentation as well as customary corporate delivery documents, certificates (including as to solvency) and instruments.

(b) The Acquisition shall be consummated pursuant to the Merger Agreement among the Company, Merger Sub, and Proton Holdco, dated as of about the date of the Commitment Letter (the "MERGER AGREEMENT") (which consummation shall occur substantially simultaneously with the Closing Date and the funding of the Initial Loans and, if applicable, the Interim Loans), and no material provision or condition thereof shall have been waived, amended, supplemented or otherwise modified in a manner that is material and adverse to the Lead Arrangers or the Banks without the prior written consent of the Lead Arrangers, which shall not be unreasonably withheld or delayed.

(c) Each applicable Administrative Agent shall have received such legal opinions (including opinions (i) from counsel to (x) the Company and its subsidiaries and (y) Target and its subsidiaries and (ii) from such special and local counsel as may be reasonably required by such Administrative Agent) as it may reasonably request, which may include customary exceptions or qualifications and, to the extent covering the same subject matter as the representations and warranties, the same qualifications as contained therein.

(d) Representations and warranties in respect of due authorization, execution and delivery of the Credit Documentation; legality, validity, binding effect and enforceability of the Credit Documentation; and validity and perfection of the security interests in the collateral (subject to Permitted Encumbrances) shall be true and correct in all material respects; subject in each case to customary exceptions or qualifications.

(e) The Company shall have prepared one or more offering memoranda relating to the issuance of the Notes and any investment banks engaged to publicly offer or privately place the Notes (the "INVESTMENT BANKS") shall have been afforded the opportunity to market such Notes pursuant to such offering memoranda. The Company shall have used its commercially reasonable best efforts to the extent practicable and appropriate to assist the Investment Banks in marketing the Notes to the extent the Investment Banks shall have a period to market the Notes, including, without limitation, having prepared the applicable offering memorandum or memoranda relating thereto, having made senior management of the Company and Target and other representatives of the Company and Target avail-able (at mutually agreeable times, and in the case of management and representatives of Target, to the extent the same are available following commercially reasonable best efforts by the Company to the extent practicable and appropriate) to participate in meetings with prospective investors and having provided such information and assistance as the Investment Banks shall have reasonably requested during the course of such marketing process.

(f) The Lenders shall have received the results of a recent lien and litigation search in each relevant jurisdiction with respect to the Company, Target, the Borrowers and the other Credit Parties, and such search shall reveal no liens on any of the assets of any of them, except for liens permitted by the Credit Documentation or liens to be discharged on or prior to the Closing Date pursuant to documentation satisfactory to each applicable Administrative Agent. The liens on the collateral securing the Credit Facilities shall have been (or shall be substantially simultaneously with the Closing Date and the funding of the Initial Loans) perfected and shall be of a first priority, subject only to exceptions satisfactory to each applicable Administrative Agent.